UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21332

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH INCOME FUND, INC.

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-497-3746

Date of fiscal year end:  March 31, 2013

Date of reporting period:  March 31, 2013

Item 1. Reports to Shareholders.

Brookfield Investment Management

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with approximately $185 billion in assets under management as of March 31, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2013.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the fiscal year ended March 31, 2013.

Global capital markets generally experienced strong performance during the period, as investor confidence continued to improve and central bank activity remained accommodative. The global economic recovery progressed further, albeit at an uneven pace, with regional variations in growth and sentiment. The potential revitalization of the Japanese economy provided a meaningful catalyst for local market performance, while the U.S. benefited from positive fund flows and further indications of economic stabilization. However, the Eurozone fiscal situation remained volatile, as subdued levels of growth and renewed sovereign concerns challenged the path forward. Within this context, liquidity continued to expand, providing support for favorable investment activity and capital market performance.

Against this backdrop, high yield corporate bonds produced strong results, as the asset class tends to perform well in an environment of rising equity values and falling volatility. Additionally, strong corporate credit and attractive spreads led to continued demand. Importantly, despite investor enthusiasm and robust fund flows over the period, credit standards remained conservative and issuers remained disciplined.

Moving forward, we expect the current slow growth, low rate environment to persist, driven by unprecedented central bank liquidity and the lack of catalysts for a more robust economic recovery. In this environment, we expect demand for higher-yielding investments to continue, particularly as interest rates and inflation remain muted. We maintain our belief that the high yield market represents value, as robust corporate cash flows, significant capital liquidity and solid credit discipline remain supportive of the market. We acknowledge potential challenges to future performance, including political and economic risks in North America and Europe and the eventual moderation of central bank activity as well as low nominal yields and above par pricing in the high yield market. However, yield spreads remain attractive and corporate earnings are generally positive, suggesting high yield bonds continue to offer a compelling source of stability and yield.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ audited financial statements and schedule of investments as of March 31, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

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HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2013, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on net asset value of 14.66% and a total return based on market price of 6.22%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.09 on March 28, 2013 (the last business day of the fiscal year), the Fund’s shares had a dividend yield of 8.25%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in Basic Industry, Services and Capital Goods. The Basic Industry sector benefited from improving economic growth as well as strong security selection which contributed to the Fund’s performance, particularly in Building Materials. The greatest contributor to performance was the overweight in the Services sector, where strong security selection, particularly among Homebuilding bonds, contributed to the Fund’s overall performance. Strong security selection in the Capital Goods sector, particularly among Packaging bonds, also added to performance.

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HELIOS ADVANTAGE INCOME FUND, INC.

The Fund was underweight in Banking, Financial Services, Automotive and Telecommunications. Banking detracted from the Fund’s performance as the sector outperformed the market. Also underweight were bonds in the Financial Services sector, which detracted from performance as the sector outperformed. The Fund’s exposure to the Automotive sector, whose bonds outperformed the market, coupled with below market security selection from the better-quality bias in the holdings in that industry was the greatest detractor to performance. The Fund’s underweight in Telecommunications also detracted from performance, a sector that also outperformed during the period.

HIGH YIELD MARKET COMMENTARY

Investors enjoyed strong returns in the high yield market for the 12-month period ended March 31, 2013. The majority of catalysts were positive during the period which saw robust equity markets and lower government bond yields. The Chicago Board Options Exchange Market Volatility Index (VIX), a measure of equity market volatility, sometimes called the “fear gauge” fell, indicating that investors grew increasingly confident and were willing to take risk.

Despite the overall positive trend, there was some uncertainty during the period. As we entered the late spring of 2012, worldwide markets experienced a period of concern centering on the pace of worldwide economic growth. Commentators noted this was the third consecutive summer growth scare and wondered if there were problems with the seasonal statistics followed by investors. Whatever the cause, equity markets and, to a lesser extent high yield, corrected in May 2012, however the correction was short-lived. It was positive thereon in, with only a minor pause in late autumn interrupting the uptrend.

Towards the end of the period, markets again focused on possibly negative macroeconomic factors in the U.S. such as a closely fought Presidential election, the so-called “fiscal cliff”; automatic tax increases of such magnitude that many economists warned of recession and automatic federal governmental spending cuts called the “sequester.” A last minute compromise softened the tax increase blow, and the “sequester” had little impact on the economy. Worry was again fueled by a banking crisis in Cyprus which raised the possibility of insured bank depositors receiving less than the full value of their deposits. While the final resolution made insured depositors whole, Cyprus imposed capital controls which run counter to resolutions made by the European Union (EU) and may bode poorly for other peripheral European countries.

It may seem surprising in light of these repeated crises that investors maintained a “risk-on” posture, driving equity markets to record or near-record highs. As the high yield bond market tends to be more correlated to equities than U.S. Treasuries, it is not surprising that the high yield market showed strong returns.

U.S. Treasury yields, as measured by the 10-Year U.S. Treasury bond, fell 36 basis points this period. This decline, coupled with strong high yield market returns, pushed the high yield market spread down to 478 basis points from 599 basis points at the beginning of the first quarter. While this represents a significantly lower spread than we have seen in a while, spreads remain wide to the level normally seen at this point in the credit cycle, and may indicate the market retains value.

As is typical in a bull market, the more volatile lower quality credits outperformed better quality names. CCC-rated bonds outperformed, returning 16.1% in the period, compared to 13.0% for single B-rated securities.

Corporate credit has been sound for the past several years, and we saw a 1.2% default rate1 at the end of this period. This remains well below the market’s 25-year average default rate of 4.2%.2 The 2013 calendar year begins the fourth year in which high yield defaults are less than 2%, which is normal for the middle part of the credit cycle. It is not at all unusual, however, for the default rate to pop up in any individual year for idiosyncratic, as opposed to systemic, reasons.

The end of the first quarter also saw stability in rating agency activity which began deteriorating in the third quarter of 2011. The trailing 12-month upgrade/downgrade ratio ended the period at 1.0x,3 indicating stable credit, as measured by the ratings agencies. Brookfield noted that companies reported generally acceptable cash flows

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HELIOS ADVANTAGE INCOME FUND, INC.

through the fourth quarter but we continue to see challenging earnings and a continued reduction of forward earnings estimates.

During the period, the market saw outperformance in housing, service and financial industries which were up 15.8%, 15.2%, and 15.5%, respectively.4 The outperformers tend to be sectors which underperformed in the past recession. Underperforming sectors included technology, consumer non-durables, and manufacturing, which were up 9.4%, 10.6%, and 10.8%, respectively.4 Underperforming sectors tended to be those that have led during the recovery rally.

Supply and demand was positive for most of the period, with strong mutual fund inflows, coupled with a robust new issue market. Debt refinancing continued to be the primary use of proceeds for new issuers, representing 68% of all volume in the first calendar quarter of 2013 up from 60% last year. Refinancings have the effect of reducing overall risk to high yield investors by extending debt maturities, and reducing “credit hammers” in high yield companies. Companies have taken advantage of robust new issue activity for the last four years to refinance a substantial portion of their capital structures with the result that current debt maturities in general remain quite manageable.

OUTLOOK

For most of the past year, our view has remained that the high yield bond market has maintained a balance between spreads which are, in our opinion, more attractive than usual for the current phase of the credit cycle, with the negative of trading well above par value – often approaching record high prices.

We retain our positive view of credit and note that new issue trends have lately been risk-reducing rather than risk-additive. Refinancings are up, new issue credit quality is up, mergers and acquisitions activity is muted, and despite the headlines surrounding the possible leveraged buyouts (LBO) of Heinz and Dell, LBO activity has been moderate. As we survey the leveraged finance landscape, we see more signs of re-risking in the investment grade corporate debt and the leveraged loan markets than the high yield bond market, which may work to the benefit of high yield bond investors.

We remain concerned about global political and economic risks as countries in Europe and North America struggle with structural deficits, ballooning debt and pension liabilities. While markets shrugged off the combined effects of a “fiscal cliff,” sequestration, and Cyprus at the end of the period, they may not prove so forgiving in the future. As economic growth in the U.S. takes root and deepens, and as a newly rebounding housing market fuels growth, investors are increasingly asking when the Federal Reserve will end its stimulative policies, resulting in higher interest rates. While the high yield bond market has historically had little correlation to U.S. Treasury bonds, there is always the possibility that rising rates could offset an otherwise positive environment.

As we have noted in past updates, the high yield market is trading at a substantial premium to par value, which we believe substantially limits further upside appreciation from here. Investors, therefore, should look at current return as the best indicator of possible future total returns and evaluate the attractiveness of the market on that basis, rather than looking at past total return performance. We note that the absolute level of yield in the high yield market is at or near historic lows, although point out that yield spread to government bond rates remains attractive given the current state of corporate credit, and believe the high yield market continues to represent value at today’s levels.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 1
[2]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 2
[3]	JP Morgan, High Yield Default Monitor, April 2, 2013, p. 10
[4]	Credit Suisse, “Leveraged Finance Strategy Update”, April 2, 2013, p. 6.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may

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HELIOS ADVANTAGE INCOME FUND, INC.

be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2013 and subject to change based on subsequent developments.

2013 Annual Report	5

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.25%
Weighted average coupon	8.18%
Weighted average life	4.59 years
Percentage of leveraged assets	27.42%
Total number of holdings	138

CREDIT QUALITY

BBB	2%
BB	15%
B	56%
CCC	22%
Unrated	4%
Cash	1%

Total	100%

ASSET ALLOCATION[2]
Investment Grade Corporate Bonds	4%
High Yield Corporate Bonds	94%
Term Loans, Common Stocks and Warrants	2%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

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HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS – 4.6%
Automotive – 1.2%
Ford Motor Co. [1]	6.50%	08/01/18	$650	$764,539

Basic Industry – 1.1%
Georgia-Pacific LLC	7.25	06/01/28	230	302,280
Georgia-Pacific LLC	7.38	12/01/25	270	367,623

Total Basic Industry				669,903

Energy – 1.0%
Pioneer Natural Resources Co.	6.65	03/15/17	500	586,731

Services – 1.3%
Legrand France SA [1,2]	8.50	02/15/25	600	797,139

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,317,390)				2,818,312

HIGH YIELD CORPORATE BONDS – 126.8%
Automotive – 7.3%
American Axle & Manufacturing, Inc.	6.25	03/15/21	925	948,125
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	800	893,000
General Motors Financial Company, Inc. [3,4]	4.75	08/15/17	250	260,732
Jaguar Land Rover PLC [2,3,4]	8.13	05/15/21	575	646,875
Motors Liquidation Co. [5,6]	7.13	07/15/33	250	25
Motors Liquidation Co. [5,6]	8.38	07/15/33	1,750	175
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	765	778,388
Tenneco, Inc. [1]	6.88	12/15/20	775	851,531
Visteon Corp.	6.75	04/15/19	99	105,930

Total Automotive				4,484,781

Basic Industry – 25.4%
AK Steel Corp. [1]	7.63	05/15/20	600	525,000
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	900	810,000
ArcelorMittal [2]	6.13	06/01/18	625	675,000
Arch Coal, Inc.	7.25	06/15/21	675	605,813
Arch Coal, Inc.	8.75	08/01/16	550	572,000
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	700	747,250
Building Materials Corporation of America [3,4]	6.75	05/01/21	375	409,687
Cascades, Inc. [2]	7.75	12/15/17	275	292,188
Cascades, Inc. [2]	7.88	01/15/20	500	537,500
FMG Resources August 2006 Property Ltd. [2,3,4]	6.88	04/01/22	500	523,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	800	760,000
Huntsman International LLC [1]	8.63	03/15/21	1,000	1,125,000
Ineos Finance PLC [2,3,4]	9.00	05/15/15	400	421,000
Ineos Group Holdings SA [1,2,3,4]	8.50	02/15/16	800	812,000
Masonite International Corp. [1,2,3,4]	8.25	04/15/21	775	860,250
Millar Western Forest Products Ltd. [2]	8.50	04/01/21	200	200,000
Ply Gem Industries, Inc. [1]	8.25	02/15/18	775	843,781
Steel Dynamics, Inc.	7.63	03/15/20	425	471,750
Tembec Industries, Inc. [1,2]	11.25	12/15/18	775	856,375

See Notes to Financial Statements.

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HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Trinseo Materials Operating SCA/Trinseo Materials Fin., Inc. [2,3,4]	8.75%	02/01/19	$625	$618,750
United States Steel Corp.	7.00	02/01/18	900	967,500
USG Corp. [1]	9.75	01/15/18	800	948,000
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	550	594,000
Xerium Technologies, Inc.	8.88	06/15/18	550	526,625

Total Basic Industry				15,703,219

Capital Goods – 10.5%
AAR Corp.	7.25	01/15/22	300	325,500
Berry Plastics Corp. [1]	9.50	05/15/18	775	865,094
Coleman Cable, Inc. [1]	9.00	02/15/18	550	595,375
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	975	1,087,125
Mueller Water Products, Inc. [1]	7.38	06/01/17	775	797,281
Owens-Illinois, Inc.	7.80	05/15/18	575	672,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	9.00	04/15/19	775	819,562
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	425	469,625
Terex Corp.	6.00	05/15/21	500	526,250
Terex Corp.	6.50	04/01/20	300	319,875

Total Capital Goods				6,478,437

Consumer Cyclical – 5.7%
DineEquity, Inc. [1]	9.50	10/30/18	750	855,000
Levi Strauss & Co. [1]	7.63	05/15/20	750	825,000
Limited Brands, Inc.	7.60	07/15/37	475	511,219
Limited Brands, Inc.	8.50	06/15/19	300	368,250
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	475	526,062
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	400	412,500

Total Consumer Cyclical				3,498,031

Consumer Non-Cyclical – 4.5%
B&G Foods, Inc.	7.63	01/15/18	709	756,857
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	712	758,280
Easton-Bell Sports, Inc. [1]	9.75	12/01/16	650	700,382
Jarden Corp. [1]	7.50	05/01/17	500	565,625

Total Consumer Non-Cyclical				2,781,144

Energy – 19.0%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [1]	8.63	10/15/20	775	856,375
Calfrac Holdings L.P. [1,3,4]	7.50	12/01/20	800	803,000
Crosstex Energy L.P./Crosstex Energy Finance Corp. [1]	8.88	02/15/18	675	730,687
EV Energy Partners L.P./EV Energy Finance Corp. [1]	8.00	04/15/19	775	817,625
Frac Tech Services LLC/Frac Tech Finance, Inc. [3,4]	8.13	11/15/18	331	346,722
GMX Resources, Inc. [6,7]	11.00	12/01/17	292	254,088
Hercules Offshore, Inc. [1,3,4]	10.50	10/15/17	750	813,750
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	603,625
Key Energy Services, Inc.	6.75	03/01/21	500	521,250
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	800	882,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	750	781,875

See Notes to Financial Statements.

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Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Petroleum Geo-Services ASA [2,3,4]	7.38%	12/15/18	$325	$355,875
Plains Exploration & Production Co.	7.63	06/01/18	550	574,750
Precision Drilling Corp. [1,2]	6.63	11/15/20	750	800,625
Quicksilver Resources, Inc. [1]	11.75	01/01/16	450	459,000
SESI LLC [1]	6.88	06/01/14	299	299,090
Trinidad Drilling Ltd. [1,2,3,4]	7.88	01/15/19	760	824,600
Venoco, Inc. [1]	8.88	02/15/19	750	727,500
W&T Offshore, Inc.	8.50	06/15/19	255	277,313

Total Energy				11,729,750

Healthcare – 9.9%
CHS/Community Health Systems, Inc.	7.13	07/15/20	425	461,125
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	400	439,000
HCA, Inc. [1]	8.00	10/01/18	775	906,750
Health Management Associates, Inc. [1]	7.38	01/15/20	775	850,563
inVentiv Health, Inc. [3,4]	10.75	08/15/18	300	256,500
Kindred Healthcare, Inc.	8.25	06/01/19	400	397,000
Pharmaceutical Product Development, Inc. [1,3,4]	9.50	12/01/19	775	889,312
Polymer Group, Inc. [1]	7.75	02/01/19	750	817,500
Service Corporation International [1]	6.75	04/01/16	1,000	1,120,000

Total Healthcare				6,137,750

Media – 9.5%
American Reprographics Co. [1]	10.50	12/15/16	750	748,125
Cablevision Systems Corp. [1]	8.63	09/15/17	800	932,000
CCO Holdings LLC/CCO Holdings Captial Corp. [1]	8.13	04/30/20	975	1,089,562
Cenveo Corp.	8.88	02/01/18	350	350,000
Clear Channel Communications, Inc. [1]	9.00	03/01/21	800	747,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	800	822,000
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	775	865,094
National CineMedia LLC	6.00	04/15/22	275	294,938

Total Media				5,848,719

Real Estate – 1.4%
Realogy Corp. [1,3,4]	7.88	02/15/19	775	848,625

Services – 18.2%
AMC Entertainment, Inc. [1]	8.75	06/01/19	875	960,312
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	775	859,281
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	200	236,002
Beazer Homes USA, Inc.	9.13	06/15/18	300	322,500
Boyd Gaming Corp. [1,3,4]	9.00	07/01/20	800	832,000
Caesars Entertainment Operating Company, Inc.	8.50	02/15/20	300	296,250
Caesars Entertainment Operating Company, Inc. [1]	11.25	06/01/17	525	558,469
Casella Waste Systems, Inc. [1]	7.75	02/15/19	1,000	952,500
CityCenter Holdings LLC/CityCenter Finance Corp. [1]	7.63	01/15/16	750	805,312
Iron Mountain, Inc.	8.38	08/15/21	325	357,094
MGM Resorts International [1]	7.63	01/15/17	775	860,250
MGM Resorts International	8.63	02/01/19	225	262,125

See Notes to Financial Statements.

2013 Annual Report	9

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
MTR Gaming Group, Inc. [7]	11.50%	08/01/19	$803	$833,087
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,3,4]	8.88	04/15/17	775	821,500
PulteGroup, Inc. [1]	6.38	05/15/33	750	753,750
Standard Pacific Corp. [1]	8.38	05/15/18	550	647,625
United Rentals North America, Inc.	8.25	02/01/21	450	509,625
United Rentals North America, Inc. [1]	10.25	11/15/19	325	377,813

Total Services				11,245,495

Technology & Electronics – 2.9%
First Data Corp [3,4]	11.25	01/15/21	850	884,000
First Data Corp.	9.88	09/24/15	71	73,130
Freescale Semiconductor, Inc. [1]	8.05	02/01/20	775	819,563

Total Technology & Electronics				1,776,693

Telecommunications – 10.5%
CenturyLink, Inc. [1]	7.65	03/15/42	800	773,000
Cincinnati Bell, Inc.	8.25	10/15/17	345	365,700
Cincinnati Bell, Inc.	8.75	03/15/18	655	650,087
Frontier Communications Corp. [1]	7.13	03/15/19	1,300	1,404,000
Level 3 Communications, Inc. [1,3,4]	8.88	06/01/19	800	874,000
MetroPCS Wireless, Inc. [3,4]	6.63	04/01/23	825	841,500
PAETEC Holding Corp.	9.88	12/01/18	500	573,750
Windstream Corp. [1]	7.00	03/15/19	1,000	1,021,250

Total Telecommunications				6,503,287

Utility – 2.0%
Calpine Corp. [1,3,4]	7.25	10/15/17	585	620,100
NRG Energy, Inc.	8.50	06/15/19	550	603,625

Total Utility				1,223,725

Total HIGH YIELD CORPORATE BONDS (Cost $73,204,283)				78,259,656

TERM LOANS – 1.8%
Albertson, Inc. [4,8]	4.50	02/27/16	300	304,875
inVentiv Health, Inc. [4,8]	6.00	08/04/16	575	569,250
Texas Competitive Electric Holdings Company LLC [4,8]	4.70	10/10/17	221	156,415
Texas Competitive Electric Holdings Company LLC [4,8]	4.79	10/10/17	46	32,735
Texas Competitive Electric Holdings Company LLC [4,8]	4.79	10/10/17	67	47,313

Total TERM LOANS (Cost $1,153,754)				1,110,588

			Shares	Value (Note 2)

COMMON STOCKS – 1.5%
Services – 0.3%
Cedar Fair L.P.			5,600	222,712

See Notes to Financial Statements.

10	Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Shares	Value (Note 2)

COMMON STOCKS (continued)
Telecommunications – 1.2%
AT&T, Inc.	6,430	$235,917
CenturyLink, Inc.	6,360	223,427
Frontier Communications Corp.	47,644	189,623
Windstream Corp.	11,050	87,847

Total Telecommunications		736,814

Total COMMON STOCKS (Cost $1,078,938)		959,526

WARRANTS – 0.4%
Automotive – 0.4%
General Motors Financial Company, Inc. [9]
Expiration: July 2016
Exercise Price: $10.00	7,393	136,844
General Motors Financial Company, Inc. [9]
Expiration: July 2019
Exercise Price: $18.33	7,393	87,164

Total Automotive		224,008

Total WARRANTS (Cost $432,027)		224,008

Total Investments – 135.1% (Cost $78,186,392)		83,372,090
Liabilities in Excess of Other Assets – (35.1)%		(21,675,871)

TOTAL NET ASSETS – 100.0%		$61,696,219

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount pledged as collateral for credit facility.
2	—	Foreign security or a U.S. security of a foreign company.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the total value of all such investments was $17,174,446 or 27.8% of net assets.
4	—	Private Placement.
5	—	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2013, the total value of all such securities was $200 or less than 0.1% of net assets.
6	—	Issuer is currently in default on its regularly scheduled interest payment.
7	—	Payment in kind security.
8	—	Variable rate security – Interest rate shown is the rate in effect as of March 31, 2013.
9	—	Non-income producing security.

See Notes to Financial Statements.

2013 Annual Report	11

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2013, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on net asset value of 14.68% and a total return based on market price of 7.10%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.77 on March 28, 2013 (the last business day of the fiscal year), the Fund’s shares had a dividend yield of 8.21%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in Basic Industry, Services and Capital Goods. The Basic Industry sector benefited from improving economic growth as well as strong security selection which contributed to the Fund’s performance, particularly in Building Materials. The greatest contributor to performance was the overweight in the Services sector, where strong security selection, particularly among Homebuilding bonds, contributed to the Fund’s overall performance. Strong security selection in the Capital Goods sector, particularly among Packaging bonds, also added to performance.

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HELIOS HIGH INCOME FUND, INC.

The Fund was underweight in Banking, Financial Services, Telecommunications and Energy. Banking detracted from performance as that sector outperformed the market. Also underweight were bonds in the Financial Services sector, which detracted from performance as the sector outperformed. The greatest detractor to performance was the Fund’s underweight in Telecommunications, a sector which outperformed during the period. The Fund’s overweight in the Energy sector, whose bonds lagged the market, coupled with below market security selection within the Oilfield Services subsector also dragged on performance.

HIGH YIELD MARKET COMMENTARY

Investors enjoyed strong returns in the high yield market for the 12-month period ended March 31, 2013. The majority of catalysts were positive during the period which saw robust equity markets and lower government bond yields. The Chicago Board Options Exchange Market Volatility Index (VIX), a measure of equity market volatility, sometimes called the “fear gauge” fell, indicating that investors grew increasingly confident and were willing to take risk.

Despite the overall positive trend, there was some uncertainty during the period. As we entered the late spring of 2012, worldwide markets experienced a period of concern centering on the pace of worldwide economic growth. Commentators noted this was the third consecutive summer growth scare and wondered if there were problems with the seasonal statistics followed by investors. Whatever the cause, equity markets and, to a lesser extent high yield, corrected in May 2012, however the correction was short-lived. It was positive thereon in, with only a minor pause in late autumn interrupting the uptrend.

Towards the end of the period, markets again focused on possibly negative macroeconomic factors in the U.S. such as a closely fought Presidential election, the so-called “fiscal cliff”; automatic tax increases of such magnitude that many economists warned of recession and automatic federal governmental spending cuts called the “sequester.” A last minute compromise softened the tax increase blow, and the “sequester” had little impact on the economy. Worry was again fueled by a banking crisis in Cyprus which raised the possibility of insured bank depositors receiving less than the full value of their deposits. While the final resolution made insured depositors whole, Cyprus imposed capital controls which run counter to resolutions made by the European Union (EU) and may bode poorly for other peripheral European countries.

It may seem surprising in light of these repeated crises that investors maintained a “risk-on” posture, driving equity markets to record or near-record highs. As the high yield bond market tends to be more correlated to equities than U.S. Treasuries, it is not surprising that the high yield market showed strong returns.

U.S. Treasury yields, as measured by the 10-Year U.S. Treasury bond, fell 36 basis points this period. This decline, coupled with strong high yield market returns, pushed the high yield market spread down to 478 basis points from 599 basis points at the beginning of the first quarter. While this represents a significantly lower spread than we have seen in a while, spreads remain wide to the level normally seen at this point in the credit cycle, and may indicate the market retains value.

As is typical in a bull market, the more volatile lower quality credits outperformed better quality names. CCC-rated bonds outperformed, returning 16.1% in the period, compared to 13.0% for single B-rated securities.

Corporate credit has been sound for the past several years, and we saw a 1.2% default rate1 at the end of this period. This remains well below the market’s 25-year average default rate of 4.2%.2 The 2013 calendar year begins the fourth year in which high yield defaults are less than 2%, which is normal for the middle part of the credit cycle. It is not at all unusual, however, for the default rate to pop up in any individual year for idiosyncratic, as opposed to systemic, reasons.

The end of the first quarter also saw stability in rating agency activity which began deteriorating in the third quarter of 2011. The trailing 12-month upgrade/downgrade ratio ended the period at 1.0x,3 indicating stable credit, as measured by the ratings agencies. Brookfield noted that companies reported generally acceptable cash flows

2013 Annual Report	13

HELIOS HIGH INCOME FUND, INC.

through the fourth quarter but we continue to see challenging earnings and a continued reduction of forward earnings estimates.

During the period, the market saw outperformance in housing, service and financial industries which were up 15.8%, 15.2%, and 15.5%, respectively.4 The outperformers tend to be sectors which underperformed in the past recession. Underperforming sectors included technology, consumer non-durables, and manufacturing, which were up 9.4%, 10.6%, and 10.8%, respectively.4 Underperforming sectors tended to be those that have led during the recovery rally.

Supply and demand was positive for most of the period, with strong mutual fund inflows, coupled with a robust new issue market. Debt refinancing continued to be the primary use of proceeds for new issuers, representing 68% of all volume in the first calendar quarter of 2013 up from 60% last year. Refinancings have the effect of reducing overall risk to high yield investors by extending debt maturities, and reducing “credit hammers” in high yield companies. Companies have taken advantage of robust new issue activity for the last four years to refinance a substantial portion of their capital structures with the result that current debt maturities in general remain quite manageable.

OUTLOOK

For most of the past year, our view has remained that the high yield bond market has maintained a balance between spreads which are, in our opinion, more attractive than usual for the current phase of the credit cycle, with the negative of trading well above par value – often approaching record high prices.

We retain our positive view of credit and note that new issue trends have lately been risk-reducing rather than risk-additive. Refinancings are up, new issue credit quality is up, mergers and acquisitions activity is muted, and despite the headlines surrounding the possible leveraged buyouts (LBO) of Heinz and Dell, LBO activity has been moderate. As we survey the leveraged finance landscape, we see more signs of re-risking in the investment grade corporate debt and the leveraged loan markets than the high yield bond market, which may work to the benefit of high yield bond investors.

We remain concerned about global political and economic risks as countries in Europe and North America struggle with structural deficits, ballooning debt and pension liabilities. While markets shrugged off the combined effects of a “fiscal cliff,” sequestration, and Cyprus at the end of the period, they may not prove so forgiving in the future. As economic growth in the U.S. takes root and deepens, and as a newly rebounding housing market fuels growth, investors are increasingly asking when the Federal Reserve will end its stimulative policies, resulting in higher interest rates. While the high yield bond market has historically had little correlation to U.S. Treasury bonds, there is always the possibility that rising rates could offset an otherwise positive environment.

As we have noted in past updates, the high yield market is trading at a substantial premium to par value, which we believe substantially limits further upside appreciation from here. Investors, therefore, should look at current return as the best indicator of possible future total returns and evaluate the attractiveness of the market on that basis, rather than looking at past total return performance. We note that the absolute level of yield in the high yield market is at or near historic lows, although point out that yield spread to government bond rates remains attractive given the current state of corporate credit, and believe the high yield market continues to represent value at today’s levels.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 1
[2]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 2
[3]	JP Morgan, High Yield Default Monitor, April 2, 2013, p. 10
[4]	Credit Suisse, “Leveraged Finance Strategy Update”, April 2, 2013, p. 6.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may

14	Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2013 and subject to change based on subsequent developments.

2013 Annual Report	15

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2013

PORTFOLIO STATISTICS
Annualized dividend yield[1]	8.21%
Weighted average coupon	8.21%
Weighted average life	4.50 years
Percentage of leveraged assets	28.26%
Total number of holdings	137

CREDIT QUALITY
BBB	3%
BB	14%
B	55%
CCC	23%
Unrated	4%
Cash	1%
Total	100%

ASSET ALLOCATION[2]
Residential Mortgage-Backed Securities	0%
Investment Grade Corporate Bonds	4%
High Yield Corporate Bonds	93%
Term Loans, Common Stocks and Warrants	3%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

16	Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES – 0.1%
Structured Asset Investment Loan Trust Series 2004-8, Class B2 [1]	5.50%	09/25/34	$651	$37,162

Total RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $0)

INVESTMENT GRADE CORPORATE BONDS – 5.2%
Automotive – 1.3%
Ford Motor Co. [2]	6.50	08/01/18	475	558,702

Basic Industry – 1.5%
Georgia-Pacific LLC	7.25	06/01/28	220	289,137
Georgia-Pacific LLC	7.38	12/01/25	255	347,199

Total Basic Industry				636,336

Energy – 0.9%
Pioneer Natural Resources Co.	6.65	03/15/17	350	410,712

Services – 1.5%
Legrand France SA [2,3]	8.50	02/15/25	500	664,282

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,860,312)				2,270,032

HIGH YIELD CORPORATE BONDS – 128.0%
Automotive – 6.9%
American Axle & Manufacturing, Inc.	6.25	03/15/21	465	476,625
Chrysler Group LLC/CG Co-Issuer, Inc. [2]	8.25	06/15/21	600	669,750
General Motors Financial Company, Inc. [4,5]	4.75	08/15/17	175	182,513
Jaguar Land Rover PLC [3,4,5]	8.13	05/15/21	400	450,000
Motors Liquidation Co. [6,7]	7.13	07/15/33	250	25
Motors Liquidation Co. [6,7]	8.38	07/15/33	1,250	125
Pittsburgh Glass Works LLC [2,4,5]	8.50	04/15/16	545	554,537
Tenneco, Inc. [2]	6.88	12/15/20	550	604,313
Visteon Corp.	6.75	04/15/19	72	77,040

Total Automotive				3,014,928

Basic Industry – 25.5%
AK Steel Corp. [2]	7.63	05/15/20	455	398,125
Alpha Natural Resources, Inc. [2]	6.25	06/01/21	700	630,000
ArcelorMittal [3]	6.13	06/01/18	475	513,000
Arch Coal, Inc.	7.25	06/15/21	400	359,000
Arch Coal, Inc. [2]	8.75	08/01/16	500	520,000
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	525	560,437
Building Materials Corporation of America [4,5]	6.75	05/01/21	275	300,437
Cascades, Inc. [2,3]	7.75	12/15/17	550	584,375
FMG Resources August 2006 Property Ltd. [3,4,5]	6.88	04/01/22	375	392,812
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	600	570,000
Huntsman International LLC [2]	8.63	03/15/21	500	562,500
Ineos Finance PLC [3,4,5]	9.00	05/15/15	285	299,963
Ineos Group Holdings SA [2,3,4,5]	8.50	02/15/16	600	609,000
Masonite International Corp. [2,3,4,5]	8.25	04/15/21	575	638,250

See Notes to Financial Statements.

2013 Annual Report	17

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Ply Gem Industries, Inc. [2]	8.25%	02/15/18	$550	$598,813
Steel Dynamics, Inc. [2]	7.63	03/15/20	300	333,000
Tembec Industries, Inc. [2,3]	11.25	12/15/18	550	607,750
Trinseo Materials Operating SCA/Trinseo Materials Fin., Inc. [3,4,5]	8.75	02/01/19	425	420,750
United States Steel Corp.	7.00	02/01/18	650	698,750
USG Corp. [2]	9.75	01/15/18	600	711,000
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	375	405,000
Xerium Technologies, Inc.	8.88	06/15/18	415	397,363

Total Basic Industry				11,110,325

Capital Goods – 10.6%
AAR Corp.	7.25	01/15/22	200	217,000
Berry Plastics Corp. [2]	9.50	05/15/18	550	613,937
Coleman Cable, Inc.	9.00	02/15/18	300	324,750
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	700	780,500
Mueller Water Products, Inc. [2]	7.38	06/01/17	625	642,969
Owens-Illinois, Inc.	7.80	05/15/18	425	497,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	550	581,625
Tekni-Plex, Inc. [4,5]	9.75	06/01/19	300	331,500
Terex Corp.	6.00	05/15/21	400	421,000
Terex Corp.	6.50	04/01/20	200	213,250

Total Capital Goods				4,623,781

Consumer Cyclical – 6.4%
American Axle & Manufacturing, Inc.	7.75	11/15/19	200	221,000
DineEquity, Inc. [2]	9.50	10/30/18	525	598,500
Levi Strauss & Co. [2]	7.63	05/15/20	500	550,000
Limited Brands, Inc.	7.60	07/15/37	300	322,875
Limited Brands, Inc.	8.50	06/15/19	250	306,875
Michaels Stores, Inc.	7.75	11/01/18	450	491,625
YCC Holdings LLC/Yankee Finance, Inc. [8]	10.25	02/15/16	300	309,375

Total Consumer Cyclical				2,800,250

Consumer Non-Cyclical – 3.4%
B&G Foods, Inc.	7.63	01/15/18	355	378,963
C&S Group Enterprises LLC [4,5]	8.38	05/01/17	535	569,775
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	475	511,817

Total Consumer Non-Cyclical				1,460,555

Energy – 19.4%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63	10/15/20	550	607,750
Calfrac Holdings L.P. [2,4,5]	7.50	12/01/20	600	602,250
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88	02/15/18	500	541,250
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00	04/15/19	550	580,250
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,4,5]	8.13	11/15/18	247	258,732
GMX Resources, Inc. [2,7,8]	11.00	12/01/17	206	178,841
Hercules Offshore, Inc. [2,4,5]	10.50	10/15/17	325	352,625
Hilcorp Energy I LP/Hilcorp Finance Co. [2,4,5]	8.00	02/15/20	500	548,750

See Notes to Financial Statements.

18	Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Key Energy Services, Inc.	6.75%	03/01/21	$400	$417,000
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	600	661,500
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	525	547,313
Petroleum Geo-Services ASA [3,4,5]	7.38	12/15/18	225	246,375
Plains Exploration & Production Co. [2]	7.63	06/01/18	500	522,500
Precision Drilling Corp. [3]	6.63	11/15/20	450	480,375
Quicksilver Resources, Inc. [2]	11.75	01/01/16	350	357,000
SESI LLC [2]	6.88	06/01/14	224	224,067
Trinidad Drilling Ltd. [2,3,4,5]	7.88	01/15/19	550	596,750
Venoco, Inc. [2]	8.88	02/15/19	525	509,250
W&T Offshore, Inc.	8.50	06/15/19	190	206,625

Total Energy				8,439,203

Healthcare – 10.0%
CHS/Community Health Systems, Inc.	7.13	07/15/20	300	325,500
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	300	329,250
HCA, Inc. [2]	8.00	10/01/18	550	643,500
Health Management Associates, Inc. [2]	7.38	01/15/20	550	603,625
inVentiv Health, Inc. [4,5]	10.75	08/15/18	215	183,825
Kindred Healthcare, Inc.	8.25	06/01/19	300	297,750
Pharmaceutical Product Development, Inc. [2,4,5]	9.50	12/01/19	500	573,750
Polymer Group, Inc. [2]	7.75	02/01/19	525	572,250
Service Corporation International [2]	6.75	04/01/16	750	840,000

Total Healthcare				4,369,450

Media – 10.3%
American Reprographics Co. [2]	10.50	12/15/16	525	523,687
Cablevision Systems Corp. [2]	8.63	09/15/17	750	873,750
CCO Holdings LLC/CCO Holdings Captial Corp. [2]	8.13	04/30/20	750	838,125
Cenveo Corp.	8.88	02/01/18	250	250,000
Clear Channel Communications, Inc. [2]	9.00	03/01/21	600	560,250
Cumulus Media Holdings, Inc. [2]	7.75	05/01/19	575	590,813
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	550	613,937
National CineMedia LLC	6.00	04/15/22	200	214,500

Total Media				4,465,062

Real Estate – 1.4%
Realogy Corp. [2,4,5]	7.88	02/15/19	550	602,250

Services – 17.8%
AMC Entertainment, Inc. [2]	8.75	06/01/19	800	878,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	550	609,812
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	150	177,001
Beazer Homes USA, Inc.	6.63	04/15/18	300	324,000
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	268,750
Boyd Gaming Corp. [2,4,5]	9.00	07/01/20	600	624,000
Caesars Entertainment Operating Company, Inc.	8.50	02/15/20	200	197,500
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	375	398,906
Casella Waste Systems, Inc. [2]	7.75	02/15/19	775	738,188

See Notes to Financial Statements.

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HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
CityCenter Holdings LLC/CityCenter Finance Corp.	7.63%	01/15/16	$100	$107,375
Iron Mountain, Inc. [2]	8.38	08/15/21	250	274,688
MGM Resorts International [2]	7.63	01/15/17	550	610,500
MGM Resorts International	8.63	02/01/19	150	174,750
MTR Gaming Group, Inc. [8]	11.50	08/01/19	553	573,690
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [2,4,5]	8.88	04/15/17	525	556,500
Standard Pacific Corp. [2]	8.38	05/15/18	500	588,750
United Rentals North America, Inc.	8.25	02/01/21	300	339,750
United Rentals North America, Inc. [2]	10.25	11/15/19	250	290,625

Total Services				7,732,785

Technology & Electronics – 2.9%
First Data Corp [4,5]	11.25	01/15/21	600	624,000
First Data Corp.	9.88	09/24/15	53	54,590
Freescale Semiconductor, Inc. [2]	8.05	02/01/20	550	581,625

Total Technology & Electronics				1,260,215

Telecommunications – 11.0%
CenturyLink, Inc. [2]	7.65	03/15/42	600	579,750
Cincinnati Bell, Inc. [2]	8.25	10/15/17	250	265,000
Cincinnati Bell, Inc.	8.75	03/15/18	500	496,250
Frontier Communications Corp. [2]	7.13	03/15/19	950	1,026,000
Level 3 Communications, Inc. [2,4,5]	8.88	06/01/19	600	655,500
MetroPCS Wireless, Inc. [4,5]	6.63	04/01/23	575	586,500
PAETEC Holding Corp.	9.88	12/01/18	300	344,250
Windstream Corp. [2]	7.00	03/15/19	800	817,000

Total Telecommunications				4,770,250

Utility – 2.4%
Calpine Corp. [2,4,5]	7.25	10/15/17	450	477,000
NRG Energy, Inc. [2]	8.50	06/15/19	500	548,750

Total Utility				1,025,750

Total HIGH YIELD CORPORATE BONDS (Cost $52,160,031)				55,674,804

TERM LOANS – 1.8%
Albertson, Inc. [5,9]	4.50	02/27/16	200	203,250
inVentiv Health, Inc. [5,9]	6.00	08/04/16	425	420,750
Texas Competitive Electric Holdings Company LLC [5,9]	4.70	10/10/17	174	122,897
Texas Competitive Electric Holdings Company LLC [5,9]	4.79	10/10/17	36	25,721
Texas Competitive Electric Holdings Company LLC [5,9]	4.79	10/10/17	52	37,174

Total TERM LOANS (Cost $844,199)				809,792

See Notes to Financial Statements.

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HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Shares	Value (Note 2)

COMMON STOCKS – 1.6%
Services – 0.4%
Cedar Fair L.P	4,000	$159,080

Telecommunications – 1.2%
AT&T, Inc.	4,590	168,407
CenturyLink, Inc	4,530	159,139
Frontier Communications Corp.	34,008	135,352
Windstream Corp.	8,300	65,985

Total Telecommunications		528,883

Total COMMON STOCKS (Cost $812,458)		687,963

WARRANTS – 0.4%
Automotive – 0.4%
General Motors Financial Company, Inc. [10] Expiration: July 2016 Exercise Price: $10.00	5,546	102,657
General Motors Financial Company, Inc. [10] Expiration: July 2019 Exercise Price: $18.33	5,546	65,387

Total Automotive		168,044

Total WARRANTS (Cost $336,207)		168,044

Total Investments – 137.1% (Cost $56,013,207)		59,647,797
Liabilities in Excess of Other Assets – (37.1)%		(16,150,103)

TOTAL NET ASSETS – 100.0%		$43,497,694

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Investment in subprime security. As of March 31, 2013, the total value of these securities was $37,162 which amounted to 0.1% of the net assets.
2	—	Portion or entire principal amount pledged as collateral for credit facility.
3	—	Foreign security or a U.S. security of a foreign company.
4	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the total value of all such investments was $12,238,344 or 28.1% of net assets.

5	—	Private Placement.
6	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2013, the total value of all such securities was $150 or less than 0.1% of net assets.

7	—	Issuer is currently in default on its regularly scheduled interest payment.
8	—	Payment in kind security.
9	—	Variable rate security – Interest rate shown is the rate in effect as of March 31, 2013.
10	—	Non-income producing security.

See Notes to Financial Statements.

2013 Annual Report	21

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2013, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on net asset value of 14.83% and a total return based on market price of 11.99%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.26 on March 28, 2013 (the last business day of the fiscal year), the Fund’s shares had a dividend yield of 8.15%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in Basic Industry, Services and Capital Goods. The Basic Industry sector benefited from improving economic growth as well as strong security selection which contributed to the Fund’s performance, particularly in Building Materials. The greatest contributor to performance was the overweight in the Services sector, where strong security selection, particularly among Homebuilding bonds, contributed to the Fund’s overall

22	Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

performance. Also adding to performance was strong security selection in the Capital Goods sector, particularly among Packaging bonds.

The Fund was underweight in Banking, Financial Services, Telecommunications and Energy. Banking sector bonds, detracted from performance as that sector outperformed the market. Also underweight were bonds in the Financial Services sector, which detracted from performance as the sector outperformed. The greatest detractor to performance was the Fund’s underweight in Telecommunications, a sector which outperformed during the period. The Fund’s overweight to the Energy sector, whose bonds lagged the market, coupled with below market security selection, particularly within the Oilfield Services subsector also dragged on performance.

HIGH YIELD MARKET COMMENTARY

Investors enjoyed strong returns in the high yield market for the 12-month period ended March 31, 2013. The majority of catalysts were positive during the period which saw robust equity markets and lower government bond yields. The Chicago Board Options Exchange Market Volatility Index (VIX), a measure of equity market volatility, sometimes called the “fear gauge” fell, indicating that investors grew increasingly confident and were willing to take risk.

Despite the overall positive trend, there was some uncertainty during the period. As we entered the late spring of 2012, worldwide markets experienced a period of concern centering on the pace of worldwide economic growth. Commentators noted this was the third consecutive summer growth scare and wondered if there were problems with the seasonal statistics followed by investors. Whatever the cause, equity markets and, to a lesser extent high yield, corrected in May 2012, however the correction was short-lived. It was positive thereon in, with only a minor pause in late autumn interrupting the uptrend.

Towards the end of the period, markets again focused on possibly negative macroeconomic factors in the U.S. such as a closely fought Presidential election, the so-called “fiscal cliff”; automatic tax increases of such magnitude that many economists warned of recession and automatic federal governmental spending cuts called the “sequester.” A last minute compromise softened the tax increase blow, and the “sequester” had little impact on the economy. Worry was again fueled by a banking crisis in Cyprus which raised the possibility of insured bank depositors receiving less than the full value of their deposits. While the final resolution made insured depositors whole, Cyprus imposed capital controls which run counter to resolutions made by the European Union (EU) and may bode poorly for other peripheral European countries.

It may seem surprising in light of these repeated crises that investors maintained a “risk-on” posture, driving equity markets to record or near-record highs. As the high yield bond market tends to be more correlated to equities than U.S. Treasuries, it is not surprising that the high yield market showed strong returns.

U.S. Treasury yields, as measured by the 10-Year U.S. Treasury bond, fell 36 basis points this period. This decline, coupled with strong high yield market returns, pushed the high yield market spread down to 478 basis points from 599 basis points at the beginning of the first quarter. While this represents a significantly lower spread than we have seen in a while, spreads remain wide to the level normally seen at this point in the credit cycle, and may indicate the market retains value.

As is typical in a bull market, the more volatile lower quality credits outperformed better quality names. CCC-rated bonds outperformed, returning 16.1% in the period, compared to 13.0% for single B-rated securities.

Corporate credit has been sound for the past several years, and we saw a 1.2% default rate1 at the end of this period. This remains well below the market’s 25-year average default rate of 4.2%.2 The 2013 calendar year begins the fourth year in which high yield defaults are less than 2%, which is normal for the middle part of the credit cycle. It is not at all unusual, however, for the default rate to pop up in any individual year for idiosyncratic, as opposed to systemic, reasons.

The end of the first quarter also saw stability in rating agency activity which began deteriorating in the third quarter of 2011. The trailing 12-month upgrade/downgrade ratio ended the period at 1.0x,3 indicating stable credit, as

2013 Annual Report	23

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

measured by the ratings agencies. Brookfield noted that companies reported generally acceptable cash flows through the fourth quarter but we continue to see challenging earnings and a continued reduction of forward earnings estimates.

During the period, the market saw outperformance in housing, service and financial industries which were up 15.8%, 15.2%, and 15.5%, respectively.4 The outperformers tend to be sectors which underperformed in the past recession. Underperforming sectors included technology, consumer non-durables, and manufacturing, which were up 9.4%, 10.6%, and 10.8%, respectively.4 Underperforming sectors tended to be those that have led during the recovery rally.

Supply and demand was positive for most of the period, with strong mutual fund inflows, coupled with a robust new issue market. Debt refinancing continued to be the primary use of proceeds for new issuers, representing 68% of all volume in the first calendar quarter of 2013 up from 60% last year. Refinancings have the effect of reducing overall risk to high yield investors by extending debt maturities, and reducing “credit hammers” in high yield companies. Companies have taken advantage of robust new issue activity for the last four years to refinance a substantial portion of their capital structures with the result that current debt maturities in general remain quite manageable.

OUTLOOK

For most of the past year, our view has remained that the high yield bond market has maintained a balance between spreads which are, in our opinion, more attractive than usual for the current phase of the credit cycle, with the negative of trading well above par value – often approaching record high prices.

We retain our positive view of credit and note that new issue trends have lately been risk-reducing rather than risk-additive. Refinancings are up, new issue credit quality is up, mergers and acquisitions activity is muted, and despite the headlines surrounding the possible leveraged buyouts (LBO) of Heinz and Dell, LBO activity has been moderate. As we survey the leveraged finance landscape, we see more signs of re-risking in the investment grade corporate debt and the leveraged loan markets than the high yield bond market, which may work to the benefit of high yield bond investors.

We remain concerned about global political and economic risks as countries in Europe and North America struggle with structural deficits, ballooning debt and pension liabilities. While markets shrugged off the combined effects of a “fiscal cliff,” sequestration, and Cyprus at the end of the period, they may not prove so forgiving in the future. As economic growth in the U.S. takes root and deepens, and as a newly rebounding housing market fuels growth, investors are increasingly asking when the Federal Reserve will end its stimulative policies, resulting in higher interest rates. While the high yield bond market has historically had little correlation to U.S. Treasury bonds, there is always the possibility that rising rates could offset an otherwise positive environment.

As we have noted in past updates, the high yield market is trading at a substantial premium to par value, which we believe substantially limits further upside appreciation from here. Investors, therefore, should look at current return as the best indicator of possible future total returns and evaluate the attractiveness of the market on that basis, rather than looking at past total return performance. We note that the absolute level of yield in the high yield market is at or near historic lows, although point out that yield spread to government bond rates remains attractive given the current state of corporate credit, and believe the high yield market continues to represent value at today’s levels.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 1
[2]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 2
[3]	JP Morgan, High Yield Default Monitor, April 2, 2013, p. 10
[4]	Credit Suisse, “Leveraged Finance Strategy Update”, April 2, 2013, p. 6.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

24	Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2013 and subject to change based on subsequent developments.

2013 Annual Report	25

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.15%
Weighted average coupon	8.22%
Weighted average life	4.64 years
Percentage of leveraged assets	28.29%
Total number of holdings	139

CREDIT QUALITY

BBB	3%
BB	14%
B	56%
CCC	23%
Unrated	3%
Cash	1%

Total	100%

ASSET ALLOCATION[2]

Residential Mortgage-Backed Securities	0%
Investment Grade Corporate Bonds	4%
High Yield Corporate Bonds	94%
Term Loans, Common Stocks and Warrants	2%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

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HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES – 0.1%
Structured Asset Investment Loan Trust Series 2004-8, Class B2 [1]	5.50%	09/25/34	$651	$37,162

Total RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $0)

INVESTMENT GRADE CORPORATE BONDS – 5.0%
Automotive – 1.3%
Ford Motor Co. [2]	6.50	08/01/18	525	617,512

Basic Industry – 1.4%
Georgia-Pacific LLC	7.25	06/01/28	240	315,422
Georgia-Pacific LLC	7.38	12/01/25	285	388,046

Total Basic Industry				703,468

Energy – 1.0%
Pioneer Natural Resources Co.	6.65	03/15/17	400	469,385

Services – 1.3%
Legrand France SA [2,3]	8.50	02/15/25	500	664,283

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,999,876)				2,454,648

HIGH YIELD CORPORATE BONDS – 128.3%
Automotive – 6.8%
American Axle & Manufacturing, Inc.	6.25	03/15/21	475	486,875
Chrysler Group LLC/CG Co-Issuer, Inc. [2]	8.25	06/15/21	625	697,656
General Motors Financial Company, Inc. [4,5]	4.75	08/15/17	200	208,586
Jaguar Land Rover PLC [3,4,5]	8.13	05/15/21	475	534,375
Motors Liquidation Co. [6,7]	7.13	07/15/33	250	25
Motors Liquidation Co. [6,7]	8.38	07/15/33	1,500	150
Pittsburgh Glass Works LLC [4,5]	8.50	04/15/16	625	635,937
Tenneco, Inc. [2]	6.88	12/15/20	625	686,719
Visteon Corp.	6.75	04/15/19	86	92,020

Total Automotive				3,342,343

Basic Industry – 24.4%
AK Steel Corp. [2]	7.63	05/15/20	500	437,500
Alpha Natural Resources, Inc. [2]	6.25	06/01/21	750	675,000
ArcelorMittal [3]	6.13	06/01/18	500	540,000
Arch Coal, Inc.	7.25	06/15/21	275	246,813
Arch Coal, Inc. [2]	8.75	08/01/16	675	702,000
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	600	640,500
Building Materials Corporation of America [4,5]	6.75	05/01/21	300	327,750
Cascades, Inc. [2,3]	7.75	12/15/17	625	664,062
FMG Resources August 2006 Property Ltd. [3,4,5]	6.88	04/01/22	400	419,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	9.00	11/15/20	850	807,500
Huntsman International LLC [2]	8.63	03/15/21	550	618,750
Ineos Finance PLC [3,4,5]	9.00	05/15/15	325	342,062
Ineos Group Holdings SA [2,3,4,5]	8.50	02/15/16	650	659,750
Masonite International Corp. [2,3,4,5]	8.25	04/15/21	625	693,750

See Notes to Financial Statements.

2013 Annual Report	27

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Millar Western Forest Products Ltd. [3]	8.50%	04/01/21	$325	$325,000
Ply Gem Industries, Inc. [2]	8.25	02/15/18	625	680,469
Steel Dynamics, Inc. [2]	7.63	03/15/20	325	360,750
Tembec Industries, Inc. [2,3]	11.25	12/15/18	625	690,625
Trinseo Materials Operating SCA/Trinseo Materials Fin., Inc. [3,4,5]	8.75	02/01/19	500	495,000
USG Corp. [2]	9.75	01/15/18	675	799,875
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	425	459,000
Xerium Technologies, Inc.	8.88	06/15/18	470	450,025

Total Basic Industry				12,035,181

Capital Goods – 10.2%
AAR Corp.	7.25	01/15/22	225	244,125
Berry Plastics Corp. [2]	9.50	05/15/18	625	697,656
Coleman Cable, Inc.	9.00	02/15/18	300	324,750
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	775	864,125
Mueller Water Products, Inc. [2]	7.38	06/01/17	625	642,969
Owens-Illinois, Inc.	7.80	05/15/18	475	555,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	625	660,937
Tekni-Plex, Inc. [4,5]	9.75	06/01/19	350	386,750
Terex Corp.	6.00	05/15/21	425	447,313
Terex Corp.	6.50	04/01/20	225	239,906

Total Capital Goods				5,064,281

Consumer Cyclical – 8.3%
American Axle & Manufacturing, Inc.	7.75	11/15/19	275	303,875
DineEquity, Inc. [2]	9.50	10/30/18	600	684,000
Levi Strauss & Co. [2]	7.63	05/15/20	675	742,500
Limited Brands, Inc.	7.60	07/15/37	375	403,594
Limited Brands, Inc.	8.50	06/15/19	250	306,875
Mead Products LLC/ACCO Brands Corp. [4,5]	6.75	04/30/20	500	533,750
Michaels Stores, Inc.	7.75	11/01/18	475	518,938
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	250	276,875
YCC Holdings LLC/Yankee Finance, Inc. [8]	10.25	02/15/16	325	335,156

Total Consumer Cyclical				4,105,563

Consumer Non-Cyclical – 3.5%
B&G Foods, Inc.	7.63	01/15/18	479	511,332
C&S Group Enterprises LLC [4,5]	8.38	05/01/17	600	639,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	525	565,693

Total Consumer Non-Cyclical				1,716,025

Energy – 19.0%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63	10/15/20	625	690,625
Calfrac Holdings L.P. [2,4,5]	7.50	12/01/20	650	652,437
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88	02/15/18	550	595,375
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00	04/15/19	625	659,375
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,4,5]	8.13	11/15/18	284	297,490
GMX Resources, Inc. [2,7,8]	11.00	12/01/17	233	202,754

See Notes to Financial Statements.

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HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Hercules Offshore, Inc. [2,4,5]	10.50%	10/15/17	$375	$406,875
Hilcorp Energy I LP/Hilcorp Finance Co. [2,4,5]	8.00	02/15/20	675	740,812
Key Energy Services, Inc.	6.75	03/01/21	375	390,937
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	660	727,650
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	600	625,500
Petroleum Geo-Services ASA [3,4,5]	7.38	12/15/18	275	301,125
Plains Exploration & Production Co. [2]	7.63	06/01/18	675	705,375
Precision Drilling Corp. [3]	6.63	11/15/20	225	240,188
Quicksilver Resources, Inc. [2]	11.75	01/01/16	375	382,500
SESI LLC [2]	6.88	06/01/14	249	249,075
Trinidad Drilling Ltd. [2,3,4,5]	7.88	01/15/19	625	678,125
Venoco, Inc.	8.88	02/15/19	600	582,000
W&T Offshore, Inc.	8.50	06/15/19	220	239,250

Total Energy				9,367,468

Healthcare – 9.9%
CHS/Community Health Systems, Inc.	7.13	07/15/20	350	379,750
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	325	356,688
HCA, Inc. [2]	8.00	10/01/18	625	731,250
Health Management Associates, Inc. [2]	7.38	01/15/20	625	685,937
inVentiv Health, Inc. [4,5]	10.75	08/15/18	245	209,475
Kindred Healthcare, Inc.	8.25	06/01/19	325	322,563
Pharmaceutical Product Development, Inc. [2,4,5]	9.50	12/01/19	625	717,187
Polymer Group, Inc. [2]	7.75	02/01/19	600	654,000
Service Corporation International [2]	6.75	04/01/16	750	840,000

Total Healthcare				4,896,850

Media – 9.5%
American Reprographics Co. [2]	10.50	12/15/16	600	598,500
Cablevision Systems Corp. [2]	8.63	09/15/17	750	873,750
CCO Holdings LLC/CCO Holdings Captial Corp. [2]	8.13	04/30/20	675	754,312
Cenveo Corp.	8.88	02/01/18	275	275,000
Clear Channel Communications, Inc. [2]	9.00	03/01/21	650	606,938
Cumulus Media Holdings, Inc.	7.75	05/01/19	650	667,875
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	625	697,656
National CineMedia LLC	6.00	04/15/22	225	241,313

Total Media				4,715,344

Real Estate – 1.4%
Realogy Corp. [2,4,5]	7.88	02/15/19	625	684,375

Services – 18.9%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	658,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	625	692,969
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	175	206,502
Beazer Homes USA, Inc. [2]	9.13	06/15/18	275	295,625
Boyd Gaming Corp. [2,4,5]	9.00	07/01/20	650	676,000
Caesars Entertainment Operating Company, Inc	8.50	02/15/20	225	222,188
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	450	478,687

See Notes to Financial Statements.

2013 Annual Report	29

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Casella Waste Systems, Inc. [2]	7.75%	02/15/19	$825	$785,813
CityCenter Holdings LLC/CityCenter Finance Corp. [2]	7.63	01/15/16	600	644,250
Iron Mountain, Inc. [2]	8.38	08/15/21	275	302,156
MGM Resorts International [2]	7.63	01/15/17	625	693,750
MGM Resorts International	8.63	02/01/19	200	233,000
MTR Gaming Group, Inc. [8]	11.50	08/01/19	628	651,892
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [2,4,5]	8.88	04/15/17	625	662,500
PulteGroup, Inc. [2]	6.38	05/15/33	600	603,000
Standard Pacific Corp. [2]	8.38	05/15/18	675	794,813
United Rentals North America, Inc.	8.25	02/01/21	350	396,375
United Rentals North America, Inc. [2]	10.25	11/15/19	275	319,687

Total Services				9,317,707

Technology & Electronics – 2.9%
First Data Corp [4,5]	11.25	01/15/21	675	702,000
First Data Corp.	9.88	09/24/15	61	62,830
Freescale Semiconductor, Inc.	8.05	02/01/20	625	660,938

Total Technology & Electronics				1,425,768

Telecommunications – 11.0%
CenturyLink, Inc. [2]	7.65	03/15/42	650	628,063
Cincinnati Bell, Inc. [2]	8.25	10/15/17	265	280,900
Cincinnati Bell, Inc.	8.75	03/15/18	550	545,875
Frontier Communications Corp. [2]	7.13	03/15/19	1,050	1,134,000
Level 3 Communications, Inc. [2,4,5]	8.88	06/01/19	650	710,125
MetroPCS Wireless, Inc. [4,5]	6.63	04/01/23	650	663,000
PAETEC Holding Corp.	9.88	12/01/18	375	430,312
Windstream Corp. [2]	7.00	03/15/19	1,000	1,021,250

Total Telecommunications				5,413,525

Utility – 2.5%
Calpine Corp. [2,4,5]	7.25	10/15/17	495	524,700
NRG Energy, Inc. [2]	8.50	06/15/19	675	740,812

Total Utility				1,265,512

Total HIGH YIELD CORPORATE BONDS (Cost $59,409,141)				63,349,942

TERM LOANS – 1.8%
Albertson, Inc. [5,9]	4.50	02/27/16	225	228,656
inVentiv Health, Inc. [5,9]	6.00	08/04/16	475	470,250
Texas Competitive Electric Holdings Company LLC [5,9]	4.70	10/10/17	189	134,070
Texas Competitive Electric Holdings Company LLC [5,9]	4.79	10/10/17	40	28,059
Texas Competitive Electric Holdings Company LLC [5,9]	4.79	10/10/17	57	40,554

Total TERM LOANS (Cost $939,071)				901,589

See Notes to Financial Statements.

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HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Shares	Value (Note 2)

COMMON STOCKS – 1.6%
Services – 0.4%
Cedar Fair L.P	4,525	$179,959

Telecommunications – 1.2%
AT&T, Inc.	5,200	190,788
CenturyLink, Inc.	5,140	180,568
Frontier Communications Corp.	38,543	153,401
Windstream Corp.	9,200	73,140

Total Telecommunications		597,897

Total COMMON STOCKS (Cost $893,654)		777,856

WARRANTS – 0.4%
Automotive – 0.4%
General Motors Financial Company, Inc. [10]
Expiration: July 2016
Exercise Price: $10.00	6,469	119,741
General Motors Financial Company, Inc. [10]
Expiration: July 2019
Exercise Price: $18.33	6,469	76,270

Total Automotive		196,011

Total WARRANTS (Cost $384,116)		196,011

Total Investments – 137.2% (Cost $63,625,858)		67,717,208
Liabilities in Excess of Other Assets – (37.2)%		(18,360,384)

TOTAL NET ASSETS – 100.0%		$49,356,824

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Investment in subprime security. As of March 31, 2013, the total value of these securities was $37,162 which amounted to 0.1% of the net assets
2	—	Portion or entire principal amount pledged as collateral for credit facility.
3	—	Foreign security or a U.S. security of a foreign company.
4	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the total value of all such investments was $14,501,936 or 29.4% of net assets.

5	—	Private Placement.
6	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2013, the total value of all such securities was $175 or less than 0.1% of net assets.

7	—	Issuer is currently in default on its regularly scheduled interest payment.
8	—	Payment in kind security.
9	—	Variable rate security – Interest rate shown is the rate in effect as of March 31, 2013.
10	—	Non-income producing security.

See Notes to Financial Statements.

2013 Annual Report	31

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2013, Helios Strategic Income Fund, Inc. (NYSE: HSA ) had a total return based on net asset value of 13.72% and a total return based on market price of 16.22%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.44 on March 28, 2013 (the last business day of the fiscal year), the Fund’s shares had a dividend yield of 7.45%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in Basic Industry, Healthcare and Technology. The Basic Industry sector benefited from improving economic growth as well as strong security selection which contributed to the Fund’s performance, particularly in Building Materials. The Fund’s underweight position in the underperforming Healthcare and Technology sectors, coupled with positive security selection within the sectors, was the greatest contributor to performance.

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HELIOS STRATEGIC INCOME FUND, INC.

The Fund was underweight in Banking, Financial Services, Basic Industry and Telecommunications. The Fund’s exposure to Banking detracted from performance as the sector outperformed the market. Also underweight were bonds in the Financial Services sector, which detracted from performance as the sector outperformed during the period. The greatest detractor to performance was the Fund’s overweight allocation to Basic Industry, particularly in Chemical bonds, which lagged the market due to slowing growth in Europe and China. The Fund’s underweight in Telecommunications also detracted from performance as these bonds outperformed during the period.

HIGH YIELD MARKET COMMENTARY

Investors enjoyed strong returns in the high yield market for the 12-month period ended March 31, 2013. The majority of catalysts were positive during the period which saw robust equity markets and lower government bond yields. The Chicago Board Options Exchange Market Volatility Index (VIX), a measure of equity market volatility, sometimes called the “fear gauge” fell, indicating that investors grew increasingly confident and were willing to take risk.

Despite the overall positive trend, there was some uncertainty during the period. As we entered the late spring of 2012, worldwide markets experienced a period of concern centering on the pace of worldwide economic growth. Commentators noted this was the third consecutive summer growth scare and wondered if there were problems with the seasonal statistics followed by investors. Whatever the cause, equity markets and, to a lesser extent high yield, corrected in May 2012, however the correction was short-lived. It was positive thereon in, with only a minor pause in late autumn interrupting the uptrend.

Towards the end of the period, markets again focused on possibly negative macroeconomic factors in the U.S. such as a closely fought Presidential election, the so-called “fiscal cliff”; automatic tax increases of such magnitude that many economists warned of recession and automatic federal governmental spending cuts called the “sequester.” A last minute compromise softened the tax increase blow, and the “sequester” had little impact on the economy. Worry was again fueled by a banking crisis in Cyprus which raised the possibility of insured bank depositors receiving less than the full value of their deposits. While the final resolution made insured depositors whole, Cyprus imposed capital controls which run counter to resolutions made by the European Union (EU) and may bode poorly for other peripheral European countries.

It may seem surprising in light of these repeated crises that investors maintained a “risk-on” posture, driving equity markets to record or near-record highs. As the high yield bond market tends to be more correlated to equities than U.S. Treasuries, it is not surprising that the high yield market showed strong returns.

U.S. Treasury yields, as measured by the 10-Year U.S. Treasury bond, fell 36 basis points this period. This decline, coupled with strong high yield market returns, pushed the high yield market spread down to 478 basis points from 599 basis points at the beginning of the first quarter. While this represents a significantly lower spread than we have seen in a while, spreads remain wide to the level normally seen at this point in the credit cycle, and may indicate the market retains value.

As is typical in a bull market, the more volatile lower quality credits outperformed better quality names. CCC-rated bonds outperformed, returning 16.1% in the period, compared to 13.0% for single B-rated securities.

Corporate credit has been sound for the past several years, and we saw a 1.2% default rate1 at the end of this period. This remains well below the market’s 25-year average default rate of 4.2%.2 The 2013 calendar year begins the fourth year in which high yield defaults are less than 2%, which is normal for the middle part of the credit cycle. It is not at all unusual, however, for the default rate to pop up in any individual year for idiosyncratic, as opposed to systemic, reasons.

The end of the first quarter also saw stability in rating agency activity which began deteriorating in the third quarter of 2011. The trailing 12-month upgrade/downgrade ratio ended the period at 1.0x,3 indicating stable credit, as measured by the ratings agencies. Brookfield noted that companies reported generally acceptable cash flows

2013 Annual Report	33

HELIOS STRATEGIC INCOME FUND, INC.

through the fourth quarter but we continue to see challenging earnings and a continued reduction of forward earnings estimates.

During the period, the market saw outperformance in housing, service and financial industries which were up 15.8%, 15.2%, and 15.5%, respectively.4 The outperformers tend to be sectors which underperformed in the past recession. Underperforming sectors included technology, consumer non-durables, and manufacturing, which were up 9.4%, 10.6%, and 10.8%, respectively.4 Underperforming sectors tended to be those that have led during the recovery rally.

Supply and demand was positive for most of the period, with strong mutual fund inflows, coupled with a robust new issue market. Debt refinancing continued to be the primary use of proceeds for new issuers, representing 68% of all volume in the first calendar quarter of 2013 up from 60% last year. Refinancings have the effect of reducing overall risk to high yield investors by extending debt maturities, and reducing “credit hammers” in high yield companies. Companies have taken advantage of robust new issue activity for the last four years to refinance a substantial portion of their capital structures with the result that current debt maturities in general remain quite manageable.

OUTLOOK

For most of the past year, our view has remained that the high yield bond market has maintained a balance between spreads which are, in our opinion, more attractive than usual for the current phase of the credit cycle, with the negative of trading well above par value – often approaching record high prices.

We retain our positive view of credit and note that new issue trends have lately been risk-reducing rather than risk-additive. Refinancings are up, new issue credit quality is up, mergers and acquisitions activity is muted, and despite the headlines surrounding the possible leveraged buyouts (LBO) of Heinz and Dell, LBO activity has been moderate. As we survey the leveraged finance landscape, we see more signs of re-risking in the investment grade corporate debt and the leveraged loan markets than the high yield bond market, which may work to the benefit of high yield bond investors.

We remain concerned about global political and economic risks as countries in Europe and North America struggle with structural deficits, ballooning debt and pension liabilities. While markets shrugged off the combined effects of a “fiscal cliff,” sequestration, and Cyprus at the end of the period, they may not prove so forgiving in the future. As economic growth in the U.S. takes root and deepens, and as a newly rebounding housing market fuels growth, investors are increasingly asking when the Federal Reserve will end its stimulative policies, resulting in higher interest rates. While the high yield bond market has historically had little correlation to U.S. Treasury bonds, there is always the possibility that rising rates could offset an otherwise positive environment.

As we have noted in past updates, the high yield market is trading at a substantial premium to par value, which we believe substantially limits further upside appreciation from here. Investors, therefore, should look at current return as the best indicator of possible future total returns and evaluate the attractiveness of the market on that basis, rather than looking at past total return performance. We note that the absolute level of yield in the high yield market is at or near historic lows, although point out that yield spread to government bond rates remains attractive given the current state of corporate credit, and believe the high yield market continues to represent value at today’s levels.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 1
[2]	JP Morgan, High Yield Default Monitor, April 1, 2013, p. 2
[3]	JP Morgan, High Yield Default Monitor, April 2, 2013, p. 10
[4]	Credit Suisse, “Leveraged Finance Strategy Update”, April 2, 2013, p. 6.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may

34	Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2013 and subject to change based on subsequent developments.

2013 Annual Report	35

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2013

PORTFOLIO STATISTICS
Annualized dividend yield[1]	7.45%
Weighted average coupon	7.51%
Weighted average life	5.51 years
Percentage of leveraged assets	27.16%
Total number of holdings	134

CREDIT QUALITY
BBB	26%
BB	9%
B	36%
CCC	19%
Unrated	8%
Cash	2%
Total	100%

ASSET ALLOCATION[2]
Commercial Mortgage-Backed Securities	3%
Investment Grade Corporate Bonds	25%
High Yield Corporate Bonds	65%
Term Loans, Common Stocks and Warrants	7%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

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HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.8%
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 [1]	5.80%	12/10/49	$500	$585,900
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A5	5.34	12/15/43	890	1,007,121

Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,463,572)				1,593,021

INVESTMENT GRADE CORPORATE BONDS – 34.0%
Automotive – 1.3%
Ford Motor Co. [2]	6.50	08/01/18	450	529,296

Banking – 1.4%
The Goldman Sachs Group, Inc.	3.63	01/22/23	575	579,044

Basic Industry – 5.4%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,102,752
The Dow Chemical Co. [2]	5.70	05/15/18	1,000	1,178,811

Total Basic Industry				2,281,563

Capital Goods – 2.8%
Bank of America Corp.	3.30	01/11/23	575	566,984
Tyco Electronics Group S.A. [2,3]	6.55	10/01/17	500	597,917

Total Capital Goods				1,164,901

Consumer Cyclical – 4.7%
International Game Technology	7.50	06/15/19	250	298,439
Macy’s Retail Holdings, Inc.	2.88	02/15/23	575	556,484
Newell Rubbermaid, Inc.	4.00	06/15/22	525	550,823
Wyndham Worldwide Corp.	4.25	03/01/22	525	549,845

Total Consumer Cyclical				1,955,591

Consumer Non-Cyclical – 3.7%
Altria Group, Inc. [2]	9.70	11/10/18	169	235,192
Anheuser-Busch InBev Worldwide, Inc. [2]	7.75	01/15/19	1,000	1,314,111

Total Consumer Non-Cyclical				1,549,303

Finance & Investment – 4.0%
HCP, Inc.	3.15	08/01/22	550	543,886
KKR Group Finance Company LLC [4,5]	6.38	09/29/20	475	566,731
Morgan Stanley	4.88	11/01/22	550	583,061

Total Finance & Investment				1,693,678

Media – 1.5%
Time Warner Cable, Inc. [2]	8.25	04/01/19	500	650,862

Real Estate – 1.4%
Ventas Realty L.P./Ventas Capital Corp.	3.25	08/15/22	575	572,348

Services – 1.4%
Legrand France SA [2,3]	8.50	02/15/25	450	597,854

Telecommunications – 6.4%
DIRECTV Holdings LLC/DIRECTV Financing Company, Inc.	3.80	03/15/22	550	562,194

See Notes to Financial Statements.

2013 Annual Report	37

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INVESTMENT GRADE CORPORATE BONDS (continued)
Qwest Corp. [2]	6.88%	09/15/33	$1,000	$993,982
Symantec Corp.	3.95	06/15/22	550	565,079
WPP Finance 2010 [3]	3.63	09/07/22	550	547,207

Total Telecommunications				2,668,462

Total INVESTMENT GRADE CORPORATE BONDS (Cost $12,991,902)				14,242,902

HIGH YIELD CORPORATE BONDS – 88.2%
Automotive – 4.4%
American Axle & Manufacturing, Inc.	6.25	03/15/21	250	256,250
Chrysler Group LLC/CG Co-Issuer, Inc. [2]	8.25	06/15/21	525	586,031
Jaguar Land Rover PLC [2,3,4,5]	8.13	05/15/21	400	450,000
Motors Liquidation Co. [6,7]	7.13	07/15/33	250	25
Motors Liquidation Co. [6,7]	8.38	07/15/33	1,250	125
Pittsburgh Glass Works LLC [2,4,5]	8.50	04/15/16	520	529,100

Total Automotive				1,821,531

Basic Industry – 17.4%
AK Steel Corp. [2]	7.63	05/15/20	200	175,000
Alpha Natural Resources, Inc. [2]	6.25	06/01/21	500	450,000
ArcelorMittal [2,3]	6.13	06/01/18	500	540,000
Arch Coal, Inc.	7.25	06/15/21	225	201,938
Arch Coal, Inc. [2]	8.75	08/01/16	475	494,000
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	500	533,750
Cascades, Inc. [2,3]	7.88	01/15/20	525	564,375
FMG Resources August 2006 Property Ltd. [2,3,4,5]	6.88	04/01/22	450	471,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	9.00	11/15/20	575	546,250
Ineos Finance PLC [3,4,5]	9.00	05/15/15	275	289,437
Ineos Group Holdings SA [2,3,4,5]	8.50	02/15/16	525	532,875
Masonite International Corp. [2,3,4,5]	8.25	04/15/21	530	588,300
Ply Gem Industries, Inc.	8.25	02/15/18	245	266,744
Tembec Industries, Inc. [3]	11.25	12/15/18	375	414,375
Trinseo Materials Operating SCA/Trinseo Materials Fin., Inc. [3,4,5]	8.75	02/01/19	425	420,750
Verso Paper Holdings LLC/Verso Paper, Inc. [2]	11.75	01/15/19	375	405,000
Xerium Technologies, Inc. [2]	8.88	06/15/18	395	378,212

Total Basic Industry				7,272,381

Capital Goods – 8.4%
AGCO Corp.	5.88	12/01/21	525	568,999
Berry Plastics Corp. [2]	9.50	05/15/18	525	586,031
Coleman Cable, Inc.	9.00	02/15/18	100	108,250
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	500	557,500
Mueller Water Products, Inc. [2]	7.38	06/01/17	350	360,062
Owens-Illinois, Inc. [2]	7.80	05/15/18	400	468,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	525	555,188
Tekni-Plex, Inc. [4,5]	9.75	06/01/19	275	303,875

Total Capital Goods				3,507,905

See Notes to Financial Statements.

38	Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 3.3%
American Axle & Manufacturing, Inc.	7.75%	11/15/19	$175	$193,375
DineEquity, Inc.	9.50	10/30/18	85	96,900
Levi Strauss & Co. [2]	7.63	05/15/20	475	522,500
Limited Brands, Inc. [2]	7.60	07/15/37	350	376,688
YCC Holdings LLC/Yankee Finance, Inc. [8]	10.25	02/15/16	200	206,250

Total Consumer Cyclical				1,395,713

Consumer Non-Cyclical – 1.1%
C&S Group Enterprises LLC [2,4,5]	8.38	05/01/17	450	479,250

Energy – 12.5%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [2]	8.63	10/15/20	525	580,125
Calfrac Holdings L.P. [2,4,5]	7.50	12/01/20	525	526,969
Crosstex Energy L.P./Crosstex Energy Finance Corp. [2]	8.88	02/15/18	475	514,187
EV Energy Partners L.P./EV Energy Finance Corp. [2]	8.00	04/15/19	525	553,875
Frac Tech Services LLC/Frac Tech Finance, Inc. [4,5]	8.13	11/15/18	163	170,742
GMX Resources, Inc. [2,7,8]	11.00	12/01/17	194	169,098
Hercules Offshore, Inc. [2,4,5]	10.50	10/15/17	300	325,500
Hilcorp Energy I LP/Hilcorp Finance Co. [2,4,5]	8.00	02/15/20	475	521,313
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	140	154,350
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	250	260,625
Petroleum Geo-Services ASA [3,4,5]	7.38	12/15/18	225	246,375
SESI LLC [2]	6.88	06/01/14	211	211,063
Trinidad Drilling Ltd. [2,3,4,5]	7.88	01/15/19	310	336,350
Venoco, Inc. [2]	8.88	02/15/19	500	485,000
W&T Offshore, Inc.	8.50	06/15/19	185	201,188

Total Energy				5,256,760

Healthcare – 5.6%
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	300	329,250
HCA, Inc. [2]	8.00	10/01/18	525	614,250
Health Management Associates, Inc. [2]	7.38	01/15/20	525	576,188
inVentiv Health, Inc. [4,5]	10.75	08/15/18	205	175,275
Kindred Healthcare, Inc.	8.25	06/01/19	300	297,750
Pharmaceutical Product Development, Inc. [2,4,5]	9.50	12/01/19	300	344,250

Total Healthcare				2,336,963

Media – 8.2%
American Reprographics Co. [2]	10.50	12/15/16	500	498,750
Cablevision Systems Corp. [2]	8.63	09/15/17	475	553,375
CCO Holdings LLC/CCO Holdings Captial Corp. [2]	8.13	04/30/20	550	614,625
Cenveo Corp.	8.88	02/01/18	225	225,000
Clear Channel Communications, Inc. [2]	9.00	03/01/21	500	466,875
Cumulus Media Holdings, Inc. [2]	7.75	05/01/19	475	488,063
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	525	586,031

Total Media				3,432,719

See Notes to Financial Statements.

2013 Annual Report	39

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Real Estate – 1.4%
Realogy Corp. [2,4,5]	7.88%	02/15/19	$525	$574,875

Services – 14.7%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	658,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	525	582,094
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	268,750
Boyd Gaming Corp. [2,4,5]	9.00	07/01/20	575	598,000
Caesars Entertainment Operating Company, Inc.	8.50	02/15/20	125	123,437
Caesars Entertainment Operating Company, Inc. [2]	11.25	06/01/17	425	452,094
Casella Waste Systems, Inc. [2]	7.75	02/15/19	725	690,562
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp.	9.13	08/01/18	100	112,000
Iron Mountain, Inc.	8.38	08/15/21	225	247,219
MGM Resorts International [2]	7.63	01/15/17	525	582,750
MGM Resorts International	8.63	02/01/19	125	145,625
MTR Gaming Group, Inc. [2,8]	11.50	08/01/19	528	547,597
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [2,4,5]	8.88	04/15/17	525	556,500
United Rentals North America, Inc.	8.25	02/01/21	275	311,437
United Rentals North America, Inc. [2]	10.25	11/15/19	250	290,625

Total Services				6,167,190

Technology & Electronics – 2.9%
First Data Corp [4,5]	11.25	01/15/21	575	598,000
First Data Corp.	9.88	09/24/15	51	52,530
Freescale Semiconductor, Inc. [2]	8.05	02/01/20	525	555,188

Total Technology & Electronics				1,205,718

Telecommunications – 7.1%
Cincinnati Bell, Inc.	8.25	10/15/17	240	254,400
Cincinnati Bell, Inc. [2]	8.75	03/15/18	285	282,862
Frontier Communications Corp. [2]	7.13	03/15/19	725	783,000
Level 3 Communications, Inc. [2,4,5]	8.88	06/01/19	525	573,563
MetroPCS Wireless, Inc. [4,5]	6.63	04/01/23	290	295,800
PAETEC Holding Corp.	9.88	12/01/18	250	286,875
Windstream Corp. [2]	7.00	03/15/19	500	510,625

Total Telecommunications				2,987,125

Utility – 1.2%
NRG Energy, Inc. [2]	8.50	06/15/19	475	521,312

Total HIGH YIELD CORPORATE BONDS (Cost $34,788,139)				36,959,442

See Notes to Financial Statements.

40	Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

TERM LOANS – 1.8%
Albertson, Inc. [1,5]	4.50%	02/27/16	$200	$203,250
inVentiv Health, Inc. [1,5]	6.00	08/04/16	400	396,000
Texas Competitive Electric Holdings Company LLC [1,5]	4.70	10/10/17	158	111,725
Texas Competitive Electric Holdings Company LLC [1,5]	4.79	10/10/17	33	23,382
Texas Competitive Electric Holdings Company LLC [1,5]	4.79	10/10/17	48	33,795

Total TERM LOANS (Cost $799,164)				768,152

			Shares	Value (Note 2)

COMMON STOCKS – 6.8%
Consumer Staples – 1.5%
B&G Foods, Inc.			20,000	$609,800

Energy – 1.3%
BreitBurn Energy Partners L.P.			13,075	262,023
Crosstex Energy L.P.			7,800	143,520
Niska Gas Storage Partners LLC			12,500	161,000

Total Energy				566,543

Services – 0.4%
Cedar Fair L.P.			3,800	151,126

Telecommunications – 3.3%
AT&T, Inc.			8,500	311,865
CenturyLink, Inc.			9,500	333,735
Frontier Communications Corp.			41,180	163,896
Verizon Communications, Inc.			7,500	368,625
Windstream Corp.			26,350	209,483

Total Telecommunications				1,387,604

Utility – 0.3%
Ferrellgas Partners L.P.			6,750	125,078

Total COMMON STOCKS (Cost $2,606,530)				2,840,151

WARRANTS – 0.4%
Automotive – 0.4%
General Motors Financial Company, Inc. [9] Expiration: July 2016 Exercise Price: $10.00			5,546	102,657

See Notes to Financial Statements.

2013 Annual Report	41

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2013

	Shares	Value (Note 2)

WARRANTS (continued)
General Motors Financial Company, Inc. [9] Expiration: July 2019 Exercise Price: $18.33	5,546	$65,387

Total Automotive		168,044

Total WARRANTS (Cost $336,206)		168,044

Total Investments – 135.0% (Cost $52,985,513)		56,571,712
Liabilities in Excess of Other Assets – (35.0)%		(14,675,783)

TOTAL NET ASSETS – 100.0%		$41,895,929

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of March 31, 2013.
2	—	Portion or entire principal amount pledged as collateral for credit facility.
3	—	Foreign security or a U.S. security of a foreign company.
4	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2013, the total value of all such investments was $10,475,205 or 25.0% of net assets.

5	—	Private Placement.
6	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2013, the total value of all such securities was $150 or less than 0.1% of net assets.

7	—	Issuer is currently in default on its regularly scheduled interest payment.
8	—	Payment in kind security.
9	—	Non-income producing security.

See Notes to Financial Statements.

42	Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Assets and Liabilities

March 31, 2013

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.

Assets:
Investments in securities, at value (Note 2)	$83,372,090	$59,647,797	$67,717,208	$56,571,712
Cash	1,360,528	810,385	879,793	1,136,721
Interest and dividends receivable	1,681,659	1,204,686	1,384,563	1,006,366
Prepaid expenses	9,532	6,710	7,604	6,513

Total assets	86,423,809	61,669,578	69,989,168	58,721,312

Liabilities:
Payable for credit facility (Note 6)	23,700,000	17,425,000	19,800,000	15,950,000
Payable for credit facility interest (Note 6)	3,937	2,800	3,227	2,633
Payable for investments purchased	873,500	624,000	698,875	751,260
Investment advisory fee payable (Note 4)	47,066	33,541	38,081	31,854
Administration fee payable (Note 4)	10,861	7,740	8,788	7,351
Directors fee payable	3,580	3,580	3,580	3,580
Accrued expenses	88,646	75,223	79,793	78,705

Total liabilities	24,727,590	18,171,884	20,632,344	16,825,383

Net Assets	$61,696,219	$43,497,694	$49,356,824	$41,895,929

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$655	$486	$760	$593
Additional paid-in capital (Note 8)	455,810,521	338,160,024	493,873,834	402,153,393
Undistributed net investment income	326,058	500	402,186	477,217
Accumulated net realized loss on investment transactions	(399,626,713)	(298,297,906)	(449,011,306)	(364,321,473)
Net unrealized appreciation on investments	5,185,698	3,634,590	4,091,350	3,586,199

Net assets applicable to capital stock outstanding	$61,696,219	$43,497,694	$49,356,824	$41,895,929

Total investments at cost	$78,186,392	$56,013,207	$63,625,858	$52,985,513

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,553,393	4,856,958	7,595,018	5,930,400
Net asset value per share	$9.41	$8.96	$6.50	$7.06

See Notes to Financial Statements.

2013 Annual Report	43

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2013

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.

Investment Income (Note 2):
Interest	$6,251,601	$4,463,423	$5,050,942	$3,706,553
Dividends	37,809	27,510	30,989	132,763

Total investment income	6,289,410	4,490,933	5,081,931	3,839,316

Expenses:
Investment advisory fees (Note 4)	541,277	385,858	437,760	366,833
Administration fees (Note 4)	124,910	89,044	101,022	84,654
Legal fees	196,867	131,259	151,649	127,880
Audit and tax services	44,700	44,700	44,700	44,700
Directors’ fees	43,000	43,000	43,000	43,000
Fund accounting fees	40,499	39,464	40,747	40,526
Reports to stockholders	36,656	27,623	29,172	33,413
Transfer agent fees	26,027	26,780	25,889	25,999
Registration fees	23,751	23,751	23,751	23,751
Insurance	23,311	16,427	18,571	15,882
Miscellaneous	8,389	5,166	7,410	7,036
Custodian fees	7,168	7,119	7,465	7,236

Total operating expenses	1,116,555	840,191	931,136	820,910
Interest expense on credit facility (Note 6)	308,526	219,940	253,056	206,099

Total expenses	1,425,081	1,060,131	1,184,192	1,027,009

Net investment income	4,864,329	3,430,802	3,897,739	2,812,307

Net Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investment transactions	1,385,779	1,078,304	1,088,811	1,164,477
Net change in unrealized appreciation on investments	1,958,453	1,295,471	1,718,954	1,294,723

Net realized and unrealized gain on investments	3,344,232	2,373,775	2,807,765	2,459,200

Net increase in net assets resulting from operations	$8,208,561	$5,804,577	$6,705,504	$5,271,507

See Notes to Financial Statements.

44	Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.

	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,864,329	$4,974,374	$3,430,802	$3,518,337
Net realized gain on investment transactions	1,385,779	3,200,883	1,078,304	3,496,946
Net change in unrealized appreciation (depreciation)on investments	1,958,453	(448,526)	1,295,471	(1,350,148)

Net increase in net assets resulting from operations	8,208,561	7,726,731	5,804,577	5,665,135

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(4,911,337)	(4,722,655)	(3,464,450)	(3,484,189)
Return of capital.	—	—	(28,702)	—

Total dividends and distributions paid	(4,911,337)	(4,722,655)	(3,493,152)	(3,484,189)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	119,536	31,898	117,071	59,021

Total increase in net assets	3,416,760	3,035,974	2,428,496	2,239,967
Net Assets:
Beginning of year	58,279,459	55,243,485	41,069,198	38,829,231

Endof year	$61,696,219	$58,279,459	$43,497,694	$41,069,198

(including undistributed net investment income of)	$326,058	$373,065	$500	$34,148

Share Transactions (Note 8):
Reinvested shares	13,262	3,584	13,611	7,063

See Notes to Financial Statements.

2013 Annual Report	45

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.

	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,897,739	$3,946,745	$2,812,307	$2,765,054
Net realized gain on investment transactions	1,088,811	3,981,749	1,164,477	2,511,064
Net change in unrealized appreciation (depreciation) on investments	1,718,954	(903,870)	1,294,723	465,630

Net increase in net assets resulting from operations	6,705,504	7,024,624	5,271,507	5,741,748

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(3,872,058)	(3,661,470)	(2,609,376)	(2,490,768)

Total dividends and distributions paid	(3,872,058)	(3,661,470)	(2,609,376)	(2,490,768)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	40,192	—	—	—

Total increase in net assets	2,873,638	3,363,154	2,662,131	3,250,980
Net Assets:
Beginning of year	46,483,186	43,120,032	39,233,798	35,982,818

End of year	$49,356,824	$46,483,186	$41,895,929	$39,233,798

(including undistributed net investment income of)	$402,186	$376,505	$477,217	$274,287

Share Transactions (Note 8):
Reinvested shares.	6,480	—	—	—

See Notes to Financial Statements.

46	Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$8,208,561
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments.	(24,722,557)
Proceeds from disposition of long-term portfolio investments	21,927,087
Increase in interest and dividends receivable	(40,706)
Decrease in prepaid expenses	574
Increase in payable for investments purchased	873,500
Increase in payable for credit facility interest	1,154
Increase in investment advisory fee payable	1,840
Increase in administration fee payable	424
Increase in directors fee payable	3,580
Increase in accrued expenses	5,960
Net amortization on investments	(93,636)
Unrealized appreciation on investments	(1,958,453)
Net realized gain on investment transactions	(1,385,779)

Net cash provided by operating activities	2,821,549

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(4,791,801)

Net cash used for financing activities	(4,791,801)

Net decrease in cash	(1,970,252)
Cash at the beginning of year	3,330,780

Cash at the end of year	$1,360,528

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2013, totaled $307,372.

Non-cash financing activities included reinvestment of dividends of $119,536.

See Notes to Financial Statements.
2013 Annual Report	47

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,804,577
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(17,773,109)
Proceeds from disposition of long-term portfolio investments	15,496,152
Increase in interest and dividends receivable	(38,256)
Decrease in prepaid expenses	420
Increase in payable for investments purchased	624,000
Increase in payable for credit facility interest	811
Increase in investment advisory fee payable	1,267
Increase in administration fee payable	292
Increase in directors fee payable	3,580
Decrease in accrued expenses	(11,783)
Net amortization on investments	(62,173)
Unrealized appreciation on investments	(1,295,471)
Net realized gain on investment transactions	(1,078,304)

Net cash provided by operating activities	1,672,003

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(3,376,081)

Net cash used for financing activities	(3,376,081)

Net decrease in cash	(1,704,078)
Cash at the beginning of year	2,514,463

Cash at the end of year	$810,385

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2013, totaled $219,129.

Non-cash financing activities included reinvestment of dividends of $117,071.

See Notes to Financial Statements.

48	Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$6,705,504
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(19,688,876)
Proceeds from disposition of long-term portfolio investments	16,483,804
Increase in interest and dividends receivable	(66,382)
Decrease in prepaid expenses	428
Increase in payable for investments purchased	698,875
Increase in payable for credit facility interest	939
Increase in investment advisory fee payable	1,496
Increase in administration fee payable	345
Increase in directors fee payable	3,580
Decrease in accrued expenses	(5,170)
Net amortization on investments	(39,752)
Unrealized appreciation on investments	(1,718,954)
Net realized gain on investment transactions	(1,088,811)

Net cash provided by operating activities	1,287,026

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(3,831,866)

Net cash used for financing activities	(3,831,866)

Net decrease in cash	(2,544,840)
Cash at the beginning of year	3,424,633

Cash at the end of year	$879,793

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2013, totaled $252,117.

Non-cash financing activities included reinvestment of dividends of $40,192.

See Notes to Financial Statements.

2013 Annual Report	49

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,271,507
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities.
Purchases of long-term investments.	(20,833,802)
Proceeds from disposition of long-term portfolio investments	19,553,353
Increase in interest and dividends receivable	(54,943)
Decrease in prepaid expenses	346
Increase in payable for investments purchased	751,260
Increase in payable for credit facility interest	771
Increase in investment advisory fee payable	1,405
Increase in administration fee payable	325
Increase in directors fee payable	3,580
Decrease in accrued expenses	(4,740)
Net amortization on investments	(2,137)
Unrealized appreciation on investments	(1,294,723)
Net realized gain on investment transactions	(1,164,477)

Net cash provided by operating activities	2,227,725

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(2,609,376)

Net cash used for financing activities	(2,609,376)

Net decrease in cash	(381,651)
Cash at the beginning of year	1,518,372

Cash at the end of year	$1,136,721

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2013, totaled $205,328.

See Notes to Financial Statements.

50	Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2013	2012	2011	2010	2009[1,2]

Per Share Operating Performance:
Net asset value, beginning of year	$8.91	$8.45	$7.50	$6.20	$15.55

Net investment income	0.74	0.76	0.74	0.70	1.75
Net realized and unrealized gain (loss) on investment transactions	0.51	0.42	0.93	1.40	(8.85)

Net increase (decrease) in net asset value resulting from operations	1.25	1.18	1.67	2.10	(7.10)

Dividends from net investment income	(0.75)	(0.72)	(0.72)	(0.70)	(1.20)
Return of capital distributions	—	—	—	(0.10)	(1.05)

Total dividends and distributions paid	(0.75)	(0.72)	(0.72)	(0.80)	(2.25)

Net asset value, end of year	$9.41	$8.91	$8.45	$7.50	$6.20

Market price, end of year	$9.09	$9.30	$7.70	$7.00	$5.00

Total Investment Return†	6.22%	32.08%	21.39%	58.73%	(61.80)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$61,696	$58,279	$55,243	$49,017	$40,676
Operating expenses	1.87%	1.93%	2.30%	2.22%	2.44%
Interest expense	0.52%	0.55%	0.37%	0.52%	0.03%
Total expenses	2.39%	2.48%	2.67%	2.74%	2.47%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.87%	1.93%	2.24%	1.40%	1.23%
Net investment income	8.17%	8.89%	9.44%	9.97%	19.66%
Net investment income, excluding the effect of fee waivers and reimbursement	8.17%	8.89%	9.38%	9.15%	18.91%
Portfolio turnover rate	28%	29%	62%	45%	89%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.
[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009

Net Asset Value (prior to reverse stock split)	$1.24
Market Price (prior to reverse stock split)	$1.00

See Notes to Financial Statements.

2013 Annual Report	51

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2013	2012	2011	2010	2009[1,2]

Per Share Operating Performance:
Net asset value, beginning of year	$8.48	$8.03	$7.66	$6.25	$15.60

Net investment income	0.70	0.73	0.69	0.72	1.95
Net realized and unrealized gain (loss) on investment transactions	0.50	0.44	0.40	1.49	(9.05)

Net increase (decrease) in net asset value resulting from operations	1.20	1.17	1.09	2.21	(7.10)

Dividends from net investment income	(0.71)	(0.72)	(0.69)	(0.72)	(1.40)
Return of capital distributions	(0.01)	—	(0.03)	(0.08)	(0.85)

Total dividends and distributions paid	(0.72)	(0.72)	(0.72)	(0.80)	(2.25)

Net asset value, end of year	$8.96	$8.48	$8.03	$7.66	$6.25

Market price, end of year	$8.77	$8.90	$7.62	$7.19	$4.95

Total Investment Return†	7.10%	27.89%	17.00%	64.29%	(64.25)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$43,498	$41,069	$38,829	$37,040	$30,190
Operating expenses	2.00%	2.13%	2.51%	2.28%	2.30%
Interest expense	0.52%	0.57%	0.38%	0.49%	0.04%
Total expenses	2.52%	2.70%	2.89%	2.77%	2.34%
Net expenses, including fee waivers and reimbursement and excluding interest expense	2.00%	2.13%	2.36%	1.30%	1.24%
Net investment income	8.18%	8.92%	8.91%	10.10%	22.35%
Net investment income, excluding the effect of fee waivers and reimbursement	8.18%	8.92%	8.75%	9.12%	21.37%
Portfolio turnover rate.	28%	29%	60%	48%	88%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.
[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009

Net Asset Value (prior to reverse stock split)	$1.25
Market Price (prior to reverse stock split)	$0.99

See Notes to Financial Statements.

52	Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2013	2012	2011	2010	2009[1,2]

Per Share Operating Performance:
Net asset value, beginning of year	$6.13	$5.68	$5.38	$4.40	$13.55

Net investment income	0.51	0.52	0.49	0.50	1.50
Net realized and unrealized gain (loss) on investment transactions	0.37	0.41	0.29	1.01	(8.35)

Net increase (decrease) in net asset value resulting from operations	0.88	0.93	0.78	1.51	(6.85)

Dividends from net investment income	(0.51)	(0.48)	(0.48)	(0.50)	(1.20)
Return of capital distributions	—	—	—	(0.03)	(1.10)

Total dividends and distributions paid	(0.51)	(0.48)	(0.48)	(0.53)	(2.30)

Net asset value, end of year	$6.50	$6.13	$5.68	$5.38	$4.40

Market price, end of year	$6.26	$6.07	$5.15	$5.00	$3.55

Total Investment Return†	11.99%	28.69%	13.33%	58.59%	(72.05)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$49,357	$46,483	$43,120	$40,852	$33,460
Operating expenses	1.96%	2.06%	2.43%	2.23%	2.59%
Interest expense	0.53%	0.57%	0.39%	0.51%	0.06%
Total expenses	2.49%	2.63%	2.82%	2.74%	2.65%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.96%	2.06%	2.32%	1.30%	1.20%
Net investment income	8.20%	8.90%	9.00%	10.03%	20.53%
Net investment income, excluding the effect of fee waivers and reimbursement	8.20%	8.90%	8.89%	9.10%	19.65%
Portfolio turnover rate.	26%	30%	64%	49%	75%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.
[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009

Net Asset Value (prior to reverse stock split)	$0.88
Market Price (prior to reverse stock split)	$0.71

See Notes to Financial Statements.

2013 Annual Report	53

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2013	2012	2011	2010	2009[1,2]

Per Share Operating Performance:
Net asset value, beginning of year	$6.62	$6.07	$5.90	$5.05	$14.35

Net investment income	0.47	0.47	0.48	0.51	2.20
Net realized and unrealized gain (loss) on investment transactions	0.41	0.50	0.17	1.00	(9.10)

Net increase (decrease) in net asset value resulting from operations	0.88	0.97	0.65	1.51	(6.90)

Dividends from net investment income	(0.44)	(0.42)	(0.45)	(0.51)	(1.70)
Return of capital distributions	—	—	(0.03)	(0.15)	(0.70)

Total dividends and distributions paid	(0.44)	(0.42)	(0.48)	(0.66)	(2.40)

Net asset value, end of year	$7.06	$6.62	$6.07	$5.90	$5.05

Market price, end of year	$6.44	$5.94	$5.31	$5.46	$4.10

Total Investment Return†	16.22%	20.55%	6.24%	51.23%	(65.85)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$41,896	$39,234	$35,983	$34,970	$29,816
Operating expenses	2.03%	2.14%	2.54%	2.34%	2.24%
Interest expense	0.51%	0.55%	0.37%	0.47%	0.21%
Total expenses	2.54%	2.69%	2.91%	2.81%	2.45%
Net expenses, including fee waivers and reimbursement and excluding interest expense	2.03%	2.14%	2.38%	1.30%	1.27%
Net investment income	6.95%	7.38%	7.60%	9.05%	26.85%
Net investment income, excluding the effect of fee waivers and reimbursement	6.95%	7.38%	7.44%	8.02%	25.93%
Portfolio turnover rate	36%	36%	55%	43%	71%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.
[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009

Net Asset Value (prior to reverse stock split)	$1.01
Market Price (prior to reverse stock split)	$0.82

See Notes to Financial Statements.

54	Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2013

1.     Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.

2.     Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Boards of Directors have adopted procedures for the valuation of the Funds’ securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Funds’ portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Funds’ Boards of Directors. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public

2013 Annual Report	55

HELIOS FUNDS

Notes to Financial Statements

March 31, 2013

market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair value determinations on a regular basis after considering all relevant information that is reasonably available.

56	Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2013

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Helios Advantage Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Investment Grade Corporate Bonds	$—	$2,818,312	$—	$2,818,312
High Yield Corporate Bonds	—	78,259,456	200	78,259,656
Term Loans	—	1,110,588	—	1,110,588
Common Stocks	959,526	—	—	959,526
Warrants	224,008	—	—	224,008

Total	$1,183,534	$82,188,356	$200	$83,372,090

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2013	Valuation Methodology	Significant Unobservable Input	Price

High Yield Corporate Bonds	$200	Discounted cash flow	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total

Balance as of March 31, 2012	$18,920,655	$185,210	$19,105,865
Accrued Discounts (Premiums)	18,323	5,060	23,383
Realized Gain/(Loss)	161,786	—	161,786
Change in Unrealized Appreciation (Depreciation)	445,482	59,767	505,249
Purchases at cost	3,225,536	—	3,225,536
Sales proceeds	(7,645,868)	(93,622)	(7,739,490)
Transfers out of Level 3	(15,125,714)	(156,415)	(15,282,129	)(a)

Balance as of March 31, 2013	$200	$—	$200

Change in unrealized gains or losses relating to assets still held at reporting date	$(29,800)	$—	$(29,800)

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

2013 Annual Report	57

HELIOS FUNDS

Notes to Financial Statements

March 31, 2013

Helios High Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Residential Mortgage-Backed Securities	$—	$—	$37,162	$37,162
Investment Grade Corporate Bonds	—	2,270,032	—	2,270,032
High Yield Corporate Bonds	—	55,674,654	150	55,674,804
Term Loans.	—	809,792	—	809,792
Common Stocks	687,963	—	—	687,963
Warrants	168,044	—	—	168,044

Total	$856,007	$58,754,478	$37,312	$59,647,797

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2013	Valuation Methodology	Significant Unobservable Input	Price

Residential Mortgage-Backed Securities	$37,162	Unadjusted quoted market prices	NBIB(1)	$5.71
High Yield Corporate Bonds	150	Discounted cash flow	Estimated residual value	0.01

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage-Backed Securities	High Yield Corporate Bonds	Term Loans	Total

Balance as of March 31, 2012	$—	$13,709,679	$145,522	$13,855,201
Accrued Discounts (Premiums)	—	8,884	3,976	12,860
Realized Gain/(Loss)	—	162,901	—	162,901
Change in Unrealized Appreciation (Depreciation)	37,162	289,845	46,959	373,966
Purchases at cost	—	2,052,929	—	2,052,929
Sales proceeds	—	(5,324,601)	(73,560)	(5,398,161)
Transfers out of Level 3.	—	(10,899,487)	(122,897)	(11,022,384	)(a)

Balance as of March 31, 2013	$37,162	$150	$—	$37,312

Change in unrealized gains or losses relating to assets still held at reporting date.	$37,162	$(22,350)	$—	$14,812

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

58	Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2013

Helios Multi-Sector High Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Residential Mortgage-Backed Securities	$—	$—	$37,162	$37,162
Investment Grade Corporate Bonds	—	2,454,648	—	2,454,648
High Yield Corporate Bonds	—	63,349,767	175	63,349,942
Term Loans.	—	901,589	—	901,589
Common Stocks	777,856	—	—	777,856
Warrants	196,011	—	—	196,011

Total	$973,867	$66,706,004	$37,337	$67,717,208

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2013	Valuation Methodology	Significant Unobservable Input		Price

Residential Mortgage-Backed Securities	$37,162	Unadjusted quoted market prices	NBIB	(1)	$5.71
High Yield Corporate Bonds	175	Discounted cash flow	Estimated residual value		0.01

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage-Backed Securities	High Yield Corporate Bonds	Term Loans	Total

Balance as of March 31, 2012	$—	$15,840,232	$158,751	$15,998,983
Accrued Discounts (Premiums)	—	12,839	4,339	17,178
Realized Gain/(Loss)	—	168,097	—	168,097
Change in Unrealized Appreciation (Depreciation)	37,162	387,087	51,219	475,468
Purchases at cost	—	2,926,282	—	2,926,282
Sales proceeds	—	(6,156,949)	(80,239)	(6,237,188)
Transfers out of Level 3.	—	(13,177,413)	(134,070)	(13,311,483	)(a)

Balance as of March 31, 2013	$37,162	$175	$—	$37,337

Change in unrealized gains or losses relating to assets still held at reporting date.	$37,162	$(26,075)	$—	$11,087

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

2013 Annual Report	59

HELIOS FUNDS

Notes to Financial Statements

March 31, 2013

Helios Strategic Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$—	$1,593,021	$—	$1,593,021
Investment Grade Corporate Bonds	—	14,242,902	—	14,242,902
High Yield Corporate Bonds	—	36,959,292	150	36,959,442
Term Loans	—	768,152	—	768,152
Common Stocks	2,840,151	—	—	2,840,151
Warrants	168,044	—	—	168,044
Total	$3,008,195	$53,563,367	$150	$56,571,712

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2013	Valuation Methodology	Significant Unobservable Input	Price

High Yield Corporate Bonds	$150	Discounted cash flow	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Commercial Mortgage-Backed Securities	High Yield Corporate Bonds	Term Loans	Total

Balance as of March 31, 2012	$8,205,705	$11,827,302	$132,293	$20,165,300
Accrued Discounts (Premiums)	(51,545)	10,629	3,616	(37,300)
Realized Gain/(Loss)	449,709	170,608	—	620,317
Change in Unrealized Appreciation (Depreciation)	(178,500)	249,154	42,682	113,336
Purchases at cost	—	1,505,428	—	1,505,428
Sales proceeds	(6,832,348)	(4,962,767)	(66,866)	(11,861,981)
Transfers out of Level 3.	(1,593,021)	(8,800,204)	(111,725)	(10,504,950	)(a)

Balance as of March 31, 2013	$—	$150	$—	$150

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(22,350)	$—	$(22,350)

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

For the fiscal year ended March 31, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

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Notes to Financial Statements

March 31, 2013

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of March 31, 2013, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2013, open taxable years consisted of the taxable years ended March 31, 2010 through March 31, 2013. No examination of any of the Funds’ tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

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Notes to Financial Statements

March 31, 2013

3.     Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, or the creditworthiness of the servicer for the underlying assets, information concerning the orginator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan or reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4.     Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) (“Managed Assets”).

Each Fund previously entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Adviser contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage,

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March 31, 2013

interest expenses and taxes, and acquired fund fees and expenses) did not exceed 1.30% of average annual net assets of each Fund. The Expense Limitation Agreements terminated effective July 29, 2010. Pursuant to the Expense Limitation Agreements, the Adviser retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	Up to July 29, 2013

Helios Advantage Income Fund, Inc.	$32,427
Helios High Income Fund, Inc.	58,511
Helios Multi-Sector High Income Fund, Inc.	44,492
Helios Strategic Income Fund, Inc	57,099

During the fiscal year ended March 31, 2013, the Adviser earned the following in investment advisory fees under the Advisory Agreements.

Fund	Investment Advisory Fees

Helios Advantage Income Fund, Inc.	$541,277
Helios High Income Fund, Inc.	385,858
Helios Multi-Sector High Income Fund, Inc.	437,760
Helios Strategic Income Fund, Inc.	366,833

Each Fund entered into separate Administration Agreements with the Adviser. The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC. The Adviser and the Sub-administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily managed assets, payable monthly in arrears.

During the fiscal year ended March 31, 2013, the Adviser earned the following in Administration fees:

Fund	Administration Fees

Helios Advantage Income Fund, Inc.	$124,910
Helios High Income Fund, Inc.	89,044
Helios Multi-Sector High Income Fund, Inc.	101,022
Helios Strategic Income Fund, Inc.	84,654

Certain officers and/or directors of the Funds are officers and/or directors of the Adviser.

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Notes to Financial Statements

March 31, 2013

5.     Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities, for the fiscal year ended March 31, 2013 were as follows:

Fund	Purchases	Sales

Helios Advantage Income Fund, Inc	$24,722,557	$21,911,810
Helios High Income Fund, Inc	17,773,109	15,484,793
Helios Multi-Sector High Income Fund, Inc	19,688,876	16,481,540
Helios Strategic Income Fund, Inc	20,833,802	19,479,904

During the fiscal year ended March 31, 2013, there were no transactions in U.S. Government securities.

6.     Borrowings

Credit facility: The Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the fiscal year ended March 31, 2013, the average interest rate paid on the amounts outstanding was 1.15% of the total line of credit amount available to the Funds.

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.

Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at March 31, 2013	23,700,000	17,425,000	19,800,000	15,950,000
Line of credit amount unused at March 31, 2013	3,300,000	1,575,000	2,200,000	2,050,000
Average balance outstanding during the year	23,700,000	17,425,000	19,800,000	15,950,000
Interest expense incurred on line of creditduring the year	308,526	219,940	253,056	206,099

7.     Reverse Stock Split

Effective September 1, 2009, each Fund affecteda1for5reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect of the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8.     Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing any preferences, conversion or other rights, voting powers, or, restrictions, limitations as to dividends, qualifications, or terms or conditions for the redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 80.

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March 31, 2013

9.     Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the fiscal year ended March 31, 2013 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.

Ordinary income(1)	$4,911,337	$3,464,450	$3,872,058	$2,609,376
Return of Capital	—	28,702	—	—

Total distributions	$4,911,337	$3,493,152	$3,872,058	$2,609,376

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

The tax character of distributions paid for the fiscal year ended March 31, 2012 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.

Ordinary income(1)	$4,722,655	$3,484,189	$3,661,470	$2,490,768

Total distributions	$4,722,655	$3,484,189	$3,661,470	$2,490,768

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2013, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.

Undistributed ordinary income	$325,358	$—	$401,620	$481,750
Capital loss carryforward (1)	(399,626,713)	(298,297,906)	(449,011,306)	(364,326,728)
Unrealized appreciation.	5,186,398	3,635,090	4,091,916	3,586,921

	$(394,114,957)	$(294,662,816)	$(444,517,770)	$(360,258,057)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2013, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018

Helios Advantage Income Fund, Inc.	$—	$—	$52,921,831	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	41,268,836	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	60,411,774	205,725,327	182,874,205
Helios Strategic Income Fund, Inc.	197,496	193,592	59,889,208	152,878,554	151,167,878

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March 31, 2013

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at March 31, 2013 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

Helios Advantage Income Fund, Inc.	$78,185,692	$6,109,574	$(923,176)	$5,186,398
Helios High Income Fund, Inc.	$56,012,707	$4,391,994	$(756,904)	$3,635,090
Helios Multi-Sector High Income Fund, Inc.	$63,625,292	$4,927,995	$(836,079)	$4,091,916
Helios Strategic Income Fund, Inc.	$52,984,791	$4,491,614	$(904,693)	$3,586,921

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2013, the following table shows the reclassifications made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Additional Paid Capital

Helios Advantage Income Fund, Inc.	$ 1	$ —	$(1)
Helios High Income Fund, Inc.	—	(2)	2
Helios Multi-Sector High Income Fund, Inc.	—	(2)	2
Helios Strategic Income Fund, Inc.	(1)	—	1

10.     Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11.     New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

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Notes to Financial Statements

March 31, 2013

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Funds’ financial statements and disclosures.

12.     Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Adviser, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former adviser, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the actions discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds. As discussed further below, the Funds moved to dismiss the consolidated class action related to the Closed-End Funds, but the Court denied the motion as it relates to the Funds. The parties in this action subsequently reached a settlement and have filed a Stipulation of Settlement, which the Court has preliminarily approved, as discussed further below.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund underwent an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions, and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds have undertaken an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims is in the best interest of the Funds. On January 24, 2011, the Funds filed a motion for a stay of the action pending the completion of the Boards’ investigation or, in the alternative, until April 6, 2011. Also on January 24, 2011, the non-Fund defendants filed motions to dismiss the consolidated amended complaint. On February 9, 2011, the Court granted the Funds’ motion and stayed the case until April 6, 2011. On April 6, 2011, the Funds and derivative plaintiffs filed a joint, unopposed motion for a sixty-day extension of the stay of the case to facilitate their

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March 31, 2013

discussion of a possible resolution of the issues in this action. The Court granted this motion on April 8, 2011, staying the case until June 6, 2011. Per the Court’s June 28, 2011 Scheduling Order, derivative plaintiffs filed their motion in opposition to the non-Fund defendants’ motion to dismiss on July 19, 2011. Non-Fund defendants filed their reply on August 18, 2011. On September 9, 2011, the Court entered an order granting non-Fund defendants’ motion to dismiss without prejudice. Following the Board’s investigation, the Board has authorized derivative plaintiffs’ counsel to pursue the derivative claims on behalf of the Closed-End Funds. On October 21, 2011, derivative plaintiffs filed a verified shareholder derivative complaint, with plans to file an amended complaint soon thereafter. Subsequently, on November 15, 2011, derivative plaintiffs filed a verified amended shareholder derivative complaint. On January 13, 2012, non-Fund defendants filed a motion to dismiss the amended derivative complaint. Derivative plaintiffs filed their opposition brief on February 27, 2012, and defendants’ replies were filed on March 28, 2012. On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the derivative action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms. On October 12, 2012, the Funds and the other parties in the derivative action on behalf of the Closed-End Funds filed a motion for preliminary approval of the joint Stipulation of Settlement among the parties, which when signed by the Court, would preliminarily approve settlement of the derivative action, whereby in exchange for a release of the derivative claims asserted on behalf of the Closed-End Funds, Defendants would make a settlement payment to the Closed-End Funds in the amount of $6 million, less an attorneys’ fee award of $1.8 million. On January 4, 2013, the Court entered an order preliminarily approving the settlement and set forth the schedule for notice of the settlement to shareholders and scheduled a hearing for final approval of the settlement on April 12, 2013. Pursuant to the schedule set forth in the preliminary approval order, derivative plaintiffs and the Closed-End Funds filed a joint motion in support of final approval of the settlement on March 8, 2013. The amount of the settlement payment, as well as other terms of the settlement, is subject to modification by the Court prior to final approval, and therefore defendants’ $6 million settlement payment to the Funds will occur after the Court grants final approval of the settlement, following which, the $1.8 million fee award would be paid to derivative plaintiffs’ counsel.

If the Court grants final approval of the derivative settlement, it is expected that each of the Closed-End Funds’ share of the settlement, after the attorneys’ fee award is deducted, will be approximately the amounts reflected below, based upon an allocation of the settlement to the Closed-End Funds approved by the Closed-End Funds’ Boards of Directors:

Fund	Amount Received	Per Share

Helios Advantage Income Fund, Inc.	$1,150,000	$0.18
Helios High Income Fund, Inc.	850,000	0.17
Helios Multi-Sector High Income Fund, Inc.	1,225,000	0.16
Helios Strategic Income Fund, Inc.	975,000	0.16

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010. On November 30, 2010, the open-end funds filed an additional status report in the open-end derivative action, including a proposed memorandum of understanding between the open-end funds and derivative plaintiffs regarding the resolution of some of the issues in the open-end derivative and class actions and the realignment of the open-end funds as plaintiffs in the open-end derivative action (the “MOU”). The open-end funds and derivative plaintiffs also filed a motion for an extension of the stay to facilitate the

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Notes to Financial Statements

March 31, 2013

steps necessary to seek approval of the MOU and the proposed settlement. On December 10, 2010, the Court granted the joint motion and stayed the action until April 6, 2011. On December 16, 2010, the Court entered a scheduling order in the open-end class action that gave plaintiffs until April 6, 2011 to file the necessary motions seeking approval of the proposed partial settlement. On March 14, 2011, the open-end funds and derivative plaintiffs filed a joint motion for approval of the proposed notice to the open-end funds’ shareholders and final approval of the MOU in the open-end derivative action. On that same date, the open-end funds and lead plaintiffs filed a joint motion for preliminary approval of the proposed partial settlement and approval of notice to the settlement class members in the open-end class action. Non-Fund defendants filed opposition papers on April 18, 2011. On June 21, 2011 the Funds and plaintiffs executed an amended MOU (the “Amended MOU”), which was submitted to the Court together with the reply papers of the Funds and plaintiffs on June 24, 2011. The non-Fund defendants filed their sur-reply papers on August 1, 2011. On August 12, 2011, plaintiffs and the Funds filed a motion with the Court requesting leave to file sur-sur-reply briefs in response to the non-Fund defendants’ sur-reply briefs. On September 6, 2011, plaintiffs and the Funds filed a joint motion to strike the Declaration of Nancy J. Moore (the “Moore Declaration”), submitted in support of the non-Fund defendants’ opposition to final approval of the Amended MOU and partial settlement. Non-Fund defendants filed their opposition brief September 20, 2011, and plaintiffs and the Funds filed their reply brief on October 27, 2011. The Court held a hearing on the motion to strike the Moore Declaration on December 7, 2011, and on January 4, 2012, the Court entered an order denying the motion to strike. On March 26, 2012, the Court granted plaintiffs’ and the Funds’ joint motion for leave to file a sur-sur-reply on the Amended MOU briefing. On April 18, 2012, plaintiffs and the Funds each filed their respective sur-sur-reply briefs. On June 6, 2012, plaintiffs filed a motion for leave to file a Second Amended Consolidated Class Action Complaint, and attached the proposed amended complaint to the filing. On July 12, 2012, the Court granted the parties’ joint motion to extend the time for defendants to file a response to plaintiffs’ motion to amend the complaint until 30 days after a ruling from the Court on the motion to approve the AMOU and partial settlement, which is still pending.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On December 15, 2010, the Court entered an order appointing lead plaintiffs and lead counsel and consolidating the various actions in this proceeding. On February 22, 2011, plaintiffs filed a consolidated amended class action complaint, alleging Section 11 and Section 12 securities violations against Helios Multi-Sector High Income Fund, and Section 10b securities violations against all four Closed-End Funds. On April 13, 2011, the Funds filed a motion to dismiss the consolidated amended complaint with prejudice. The non-Fund defendants filed separate motions to dismiss the consolidated amended complaint on April 13, 2011. Per the Court’s May 20, 2011 Scheduling Order, plaintiffs filed their brief in opposition to the Funds’ and non-Fund defendants’ separate motions to dismiss on June 17, 2011. The Funds and non-Fund defendants filed their replies in support of their separate motions to dismiss on August 12, 2011. On March 30, 2012, the Court entered an order granting in part and denying in part the motion to dismiss. The Court dismissed certain claims against the Officer Co-Defendants, but denied dismissal of all other claims. On April 13, 2012, plaintiffs filed a consolidated amended class action complaint. On May 7, 2012, the Court granted co-defendants’ and the Funds’ joint, unopposed motion for an extension on the filing of an answer to the amended class action complaint until June 11, 2012. On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the securities class action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms. On October 12, 2012, the Funds and the other parties in In Re Regions Morgan Keegan Closed-End Fund Litigation filed a motion for preliminary approval of the joint Stipulation of Settlement among the parties, which, when signed by the Court, would preliminarily approve the settlement, including a release of securities claims alleged against the Closed-End Funds and other defendants, in exchange for a payment of $62 million by the non-Fund defendants to the class plaintiffs. The Stipulation of Settlement does not require any payment made by the Closed-End Funds in connection with the settlement of the securities class action. On January 4, 2013, the Court entered an order preliminarily approving the settlement, and set forth the schedule for notice of the settlement to the class members and scheduled a hearing for final approval of the settlement on April 12, 2013. Pursuant to the schedule set forth in the preliminary approval order, securities

2013 Annual Report	69

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Notes to Financial Statements

March 31, 2013

class plaintiffs filed an unopposed motion in support of final approval of the settlement on March 8, 2013. As with the settlement proceedings in the derivative action, prior to final approval, the terms of the settlement of the securities class action remain subject to modification by the Court. The settlement contemplates the possibility that class members may opt out, and that certain parties have the ability to terminate the settlement if a designated level of opt outs occur. If opt out claims are pursued, the Closed-End Funds may face additional litigation.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding. The Court entered the MDL transfer order consolidating the actions on August 31, 2010.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. On April 25, 2011, the Court granted defendants’ motion to consolidate the ERISA actions. On May 20, 2011, the ERISA plaintiffs filed a Third Amended Consolidated Class Action Complaint that no longer names the Funds as defendants in the action.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13.     Exclusion for Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Funds. The Funds and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Funds are limited in their ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Funds will limit their transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Funds’ portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Funds’ portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Adviser do

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Notes to Financial Statements

March 31, 2013

not believe that complying with the amended rule will limit the Funds’ ability to use commodity, futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Funds in the future and on each Fund’s performance.

14.     Subsequent Events

Recent Litigation Updates

On April 12, 2013, the Court held a hearing to hear arguments on final approval of the settlement of the derivative action on behalf of the Closed-End Funds as well as the Closed-End Funds Class Action. A final ruling from the Court on final approval of both settlements is still pending.

Other Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date

Helios Advantage Income Fund, Inc.	$0.0625	April 18, 2013	April 26, 2013
Helios High Income Fund, Inc.	$0.0600	April 18, 2013	April 26, 2013
Helios Multi-Sector High Income Fund, Inc.	$0.0425	April 18, 2013	April 26, 2013
Helios Strategic Income Fund, Inc.	$0.0400	April 18, 2013	April 26, 2013
Fund	Dividend Per Share	Record Date	Payable Date

Helios Advantage Income Fund, Inc.	$0.0625	May 16, 2013	May 31, 2013
Helios High Income Fund, Inc.	$0.0600	May 16, 2013	May 31, 2013
Helios Multi-Sector High Income Fund, Inc.	$0.0425	May 16, 2013	May 31, 2013
Helios Strategic Income Fund, Inc.	$0.0400	May 16, 2013	May 31, 2013

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2013 Annual Report	71

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Helios Advantage Income Fund, Inc.,

Helios High Income Fund, Inc.,

Helios Multi-Sector High Income Fund, Inc. and

Helios Strategic Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2013, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2013

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Tax Information (Unaudited)

March 31, 2013

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund	Percentage
Helios Advantage Income Fund, Inc.	0.72%
Helios High Income Fund, Inc.	0.79%
Helios Multi-Sector High Income Fund, Inc.	0.72%
Helios Strategic Income Fund, Inc.	4.22%

For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2013 was as follows:

Fund	Percentage
Helios Advantage Income Fund, Inc.	0.70%
Helios High Income Fund, Inc.	0.79%
Helios Multi-Sector High Income Fund, Inc.	0.72%
Helios Strategic Income Fund, Inc.	4.22%

2013 Annual Report	73

HELIOS FUNDS

Compliance Certification (Unaudited)

March 31, 2013

On August 20, 2012, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

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Proxy Results (Unaudited)

March 31, 2013

During the fiscal year ended March 31, 2013, the stockholders of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc. voted on the following proposals at a stockholder meeting on August 17, 2012. The description of the proposal and number of shares voted are as follows:

Helios Advantage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain

1 To elect to the Funds’ Board of Directors Stuart A. McFarland	2,886,132	15,373	0

Helios High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain

1 To elect to the Funds’ Board of Directors Stuart A. McFarland	2,221,185	17,220	0

Helios Multi-Sector High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain

1 To elect to the Funds’ Board of Directors Stuart A. McFarland	3,360,859	29,356	0

Helios Strategic Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain

1 To elect to the Funds’ Board of Directors Stuart A. McFarland	2,956,301	13,539	0

2013 Annual Report	75

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class I Director to serve until 2015 Annual Meeting of Stockholders:

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Adviser (2006- Present); Director of United Guaranty Corporation (July 2011-Present); Lead Independent Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11
Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 70	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee, Member of Executive Committee Elected since 2008

Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).

			11
Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of Turner Corp. (2003-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

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Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Interested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 46	Director Served Since April 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-February 2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009).	11

2013 Annual Report	77

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	President	Since 2010

President of several investment companies advised by the Adviser (2010-Present); Chief Executive Officer and Chief Investment Officer of the Adviser (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Adviser (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 47	Vice President	Since 2008	Senior Portfolio Manager/Managing Director of the Adviser (2006-Present); Vice President of one other investment company advised by the Adviser (2009-Present).

Richard M. Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (2011-present); Senior Portfolio Manager of the Adviser (2006-Present); Managing Director of the Adviser (2006-Present).

Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 41	Vice President	Since 2011

Vice President of several investment companies advised by the Adviser (2011-present); Portfolio Manager of the Adviser (2011-Present); Managing Director of the Adviser (2011-Present); Director of the Adviser (2006-2010); Analyst of the Adviser (2006-2010).

Steven M. Pires* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 56	Treasurer	Since 2009

Treasurer of several investment companies advised by the Adviser (2009-Present); Vice President of the Adviser (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Since 2009

Managing Director and Chief Financial Officer of the Adviser (2010-Present); Director of the Adviser (2006-2010); General Counsel and Secretary of the Adviser (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011- Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011- 2012).

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Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2013 Annual Report	79

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

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Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

2013 Annual Report	81

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

82	Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address

changes and stockholder account information should

be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-497-3746 or by writing to Registrant Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Messrs. Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For each fiscal year ended March 31, 2013 and March 31, 2012, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $40,500 and $39,800 respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal year ended March 31, 2013 and March 31, 2012, BBD billed the Registrant aggregate fees of $4,200 and $4,200, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended March 31, 2013 and March 31, 2012, there were no Audit-related fees.

All Other Fees

For the fiscal years ended March 31, 2013 and March 31, 2012, there were no Other Fees.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Messrs. Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

    Management Investment Companies.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, the “Adviser”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which the Adviser has been delegated such proxy voting authority.

A.  Proxy Voting Committee

The Adviser’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that the Adviser meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.  Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, the Adviser owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, the Adviser seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the Adviser generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, the Adviser generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, the Adviser’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

The Adviser may retain an independent third party proxy voting agent to assist it in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, the Adviser may consider the proxy voting agent’s research and analysis as part of its own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. The Adviser bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by the Adviser, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist the Adviser in maintaining records of its portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 27 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined Brookfield Investment Management Inc. (the “Adviser”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Richard M. Cryan – Mr. Cryan serves as co-portfolio manager for the Registrant since May 2011. Mr. Cryan is based in Boston and is responsible for the Adviser’s corporate high yield exposures, the establishment of portfolio objectives and strategies. Mr. Cryan has over 34 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley serves as co-portfolio manager for the Registrant since May 2011. Mr. Shipley has over 24 years of investment experience. He is responsible for the implementation of the Adviser’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson, Cryan and Shipley and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant, as of April 30, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$723 million	$247 million	$67 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of April 30, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	3	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$223 million	$137 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of April 30, 2013:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$223 million	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as April 30, 2013.

Dollar Range of Securities Owned
Dana E. Erikson	$10,001 - $50,000
Richard Cryan	$50,001 - $100,000
Mark Shipley	$0 - $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Adviser compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser and its parent company. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components:

•	A base salary,

•	An annual cash bonus; and

•	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company.

•	If applicable, long-term compensation consisting of interests in hedge funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    None.

(b)         A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: June 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date: June 6, 2013

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: June 6, 2013